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                              Tax-Exempt Portfolio
                              Government Portfolio
                             S&P 100 Plus Portfolio
                          Dividend Achievers Portfolio
                             Select Value Portfolio
                          PSETech 100 Index Portfolio

                                  ------------

                               SEMIANNUAL REPORT
                                TO SHAREHOLDERS
                                  (UNAUDITED)

                                 JUNE 30, 1998
                                  ------------

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
             PRESIDENT'S LETTER/MANAGEMENT DISCUSSION AND ANALYSIS
                       SEMIANNUAL REPORT TO SHAREHOLDERS
                                 JUNE 30, 1998
                                                                 August 25, 1998

Dear Shareholders,

  We are pleased to present the semi annual report to shareholders of Principal Preservation Portfolios, Inc for the six months ended June 30, 1998. The total net assets of the mutual fund family continued to grow, moving from approximately $490,000,000 as of December 31, 1997 to approximately $521,000,000. The growth in the assets occurred through both market appreciation and net sales in the long term funds fueled primarily by our equity portfolios. During the first six months of 1998, continued low inflation, unemployment and a reasonable growth rate contributed to record highs on each of the major indices such as the Dow Jones Industrial, the S&P 500 and the S&P 100. Generally, investors moved to large capitalized, well financed companies and avoided more thinly capitalized companies due to continuing concerns of Asian market turmoil. On the flip side, the bond markets, responding to the continued positive news on inflation and the economy, have traded in a very narrow
fashion.   Since it does not appear that the Fed is prepared to tighten interest rates presently, the remainder of the year looks promising for the stable bond market.

  The following pages discuss specific factors for each portfolio's performance versus the benchmarks. Each of the portfolios were fairly successful in achieving a favorable performance relative to its benchmark.

  On May 15, 1998, shareholders elected each of the directors nominated including our newest director, Richard J. Glaisner. Dick replaces R. Douglas Ziegler who stepped down to concentrate his efforts on managing private accounts. Doug was formerly the Chairman and prior to 1996 the President and CEO of Principal Preservation, as well as a Director of the funds since their inception in 1984. Dick Glaisner joins the Principal Preservation Board with over thirty years of financial service experience, most recently as President of GS2 Securities in Milwaukee, Wisconsin. We thank Doug for his contribution and years of service and look forward to Mr. Glaisner's input in the future.

  By now, you should have received our first attempt at a plain English prospectus. We redesigned the prospectus to highlight subject matter through the use of icons to point you to information necessary for understanding each portfolio. We welcome your comments and view this as a work in process. Next we are undertaking to revise our annual and semiannual reports and continue to improve our prospectuses to encourage reading of the information contained in them.

                                          Sincerely,

                                          Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

The report contained herein is meant to be information to the existing shareholders of Principal Preservation. This does not constitute an offer to sell and should an investor wish to receive more information about the portfolios, they should obtain a prospectus which includes a discussion of each investment objective and all sales charges and expenses of the relevant portfolio(s).

                       MANAGEMENT DISCUSSION AND ANALYSIS

STANDARDIZED PERFORMANCE

  During the course of the presentations, the net asset value returns are shown. However, sine a customer may pay a sales charge upon placing an investment with Principal Preservation, the following are the standardized average annual total returns, including the sales charge.

                                                                PERIOD ENDING JUNE 30, 1998
                                              ----------------------------------------------------------------
                                                                                                       SINCE
                                              ONE YEAR         FIVE YEAR          TEN YEAR           INCEPTION
                                              --------         ---------          --------           ---------
  Tax Exempt Portfolio                          4.47%            5.29%               7.21%*<F1>           --
  Government Portfolio                          5.58%            4.34%               7.53%*<F1>           --
  S&P 100 Plus Portfolio                       22.59%           20.61%              16.27%*<F1>           --
  Dividend Achievers Portfolio                 15.08%           18.04%              14.04%*<F1>           --
  Select Value Portfolio                       11.81%               --                  --            17.52%
  PSE Tech 100 Index Portfolio                 15.46%               --                  --            21.36%

  *<F1> Note: If a fund has been in existence longer than 10 years, the 10 year return is shown.

FIXED INCOME ANALYSIS

  Record highs in the major stock indices during the first six months of 1998 helped keep investor focus on equities and from fixed income securities.
Because of the stable economy, long term yields on U.S. Treasury bonds continued to fall, albeit slightly. The Asian financial market crisis, involving the continued weakening of some of the Asian economies, including Japan, may put pressure on the credit markets in the latter half of 1998.

GENERAL STOCK MARKET ANALYSIS

  During the six months ended June 30, 1998, the bull market for stock mutual fund investors continued. As the major market indices reached new highs, investors gravitated towards larger companies with stronger domestic operations reflecting concerns with the continuing plight of the Far East economic crisis. The six-month return of the S&P 100 was 21.4% compared to the S&P 500 return of 17.7% and the Russell 2000 return of 4.9%. Stock mutual fund inflows continued at a strong pace for much of the period but began to slow in June of 1998. Low unemployment, moderate growth and very little inflation all helped to counterbalance the effects of the Asian market crisis. The second half of 1998 may be more volatile as industry analysts closely scrutinize earning reports of companies for early signs of weakening profits.

TAX-EXEMPT PORTFOLIO

  The six-month total return for Principal Preservation Tax-Exempt Portfolio was 1.56% compared to the Lipper General Municipal Debt Funds of 2.26%. The municipal bond market, similar to the US Treasury market, witnessed the yield on 20-year AAA municipal bonds falling from 4.94% on December 31, 1997 to 4.75% in mid January. However, a large supply of new issues during the first quarter weakened the municipal bond market moving yields on tax-exempt bonds to over 5%. However, the move was only an approximate 0.06% rise in yield from December 31. As a result, the total return achieved by the Tax-Exempt Portfolio was due to the interest income earned on the fund. Since the portfolio focuses on high credit quality bonds, (those bonds with A or better credit ratings by independent rating agencies), the fund under-performed high yield municipal bond funds (which hold more lower quality bonds) in the relatively stable interest rate environment. During the first quarter, the Portfolio Manager divested out of higher coupon defensive positions and replaced them with lower coupon securities. In mid February, he concentrated again on higher coupon securities through the remainder of the quarter. Since the market was weakening from mid January through March, the lower coupon securities did not maintain their price as well as the higher coupon securities.

  During the second quarter, the Portfolio Manager has laddered the portfolio almost evenly between bonds with a premium and bonds that were trading at a discount. In addition, the Manager, due to compressed yields between those states that have a high state income tax and states that have little or no income tax, was able to obtain securities in states that issue bonds infrequently such as Kansas and Alabama.

  He also purchased high quality bonds such as the Colorado Water Bond 5% coupon due September 1, 2019 and the New Jersey Education Facilities for Princeton University, 5% coupon due July 1, 2024. Moody's and Standard & Poor's rate both of these securities AAA.

  Currently the yield curve is relatively flat and AAA municipal bonds are trading at yields over 90% of comparable treasuries. As a result, the Portfolio Manager anticipates a solid third and fourth quarter, since municipal bonds have historically yielded only 80% of treasury yields. The Portfolio Manager also is eliminating the portfolio's exposure to energy and healthcare bonds because of potential deregulation and the administration and congress addressing Medicare problems.

GOVERNMENT PORTFOLIO

  Similar to the municipal bond market, the U.S. Treasury market traded in a narrow band during the first quarter. The U.S. Treasury market weakened after an initial rally through mid January. Additionally, the bond market began to react to a lower supply of U.S. Treasury securities, as the U.S. Treasury takes advantage of record receipts to pay down the national debt, something that has not been done since 1971. Combined with low inflation, low unemployment and the relatively strong economy, the domestic bond managers' sentiment, as based on the Ried Thunberg survey, hit an all time high in March, evidenced by managers moving their benchmark out to 107% of their target duration. At the conclusion of the first quarter the yield spread between two year and ten year U.S. Treasury Bonds was only 8 basis points compared to an historical average of 72 basis points over the last 20 years.

  During the second quarter, the market participants in the Ried Thunberg Survey continued to be more bullish as managers moved out to 109% of their duration benchmarks. In addition, managers have been keeping their cash levels at 3% or less which indicated they are fully invested and expecting a lower interest rate environment in the future. As a result, the five-year U.S. Treasury Bond traded in a narrow band between 5.29% and 5.35% and the ten-year U.S. Treasury Bond traded at 5.78% to 5.81%. With a decrease in the supply of treasuries due to the budget surplus and an increase in demand from foreign market participants, we expect lower interest rates over the next six months.

  The portfolio management team during the first quarter began to move out of shorter duration premium treasuries and extend out on the yield curve. The modified duration of the Government Portfolio is 4.8 years compared to the Merrill Lynch all maturity duration of 5.5 years at the end of the quarter. The management team was unwilling to move the duration further than the Merrill Lynch duration benchmark until there is more evidence of a slowing economy.
They began to position the portfolio in April in anticipation of positive quarterly gross domestic product numbers, reducing premium coupon positions of the portfolio and moving into lower coupon longer maturity treasury notes and bonds. They also kept the GNMA position to approximately 7%. As a result, the fund's performance picked-up in the second quarter compared to the benchmarks. Given the flat yield curve, the management team anticipates maintaining positions in the five-year part of the yield curve rather than going out any longer. The team believes that when rates move, it may be lower due to slower economic growth and continued subdued inflation.

S&P 100 PLUS PORTFOLIO

  The S&P 100 Plus Portfolio net asset value total return for the six months ended June 30, 1998 was 20.87% compared to the S&P Index return of 21.4%. The general market environment for the first six months favored large cap securities as the S&P 100 Index outperformed the S&P 500 Index by approximately 3.7% and also outperformed the Russell 2000 by 15%. During the first quarter, the Asian countries' emerging financial difficulties cast a shadow on the U.S. equity market as many analysts predicted that U.S. firm sales and earnings would be adversely impacted, especially since this region had been a source of strong growth opportunities. Beginning with Intel's announcement on January 13 that earnings had actually increased 9% more than analyst estimates and other larger companies announcing results ahead of analyst expectations, investors began to reevaluate their strategies. As a result, cash flows into stock mutual funds accelerated. This helped to drive equity indices to record highs by the end of the first quarter. During the second quarter, many huge mergers were announced such as BankAmerica with NationsBank, Bank One with First Chicago and Citicorp with Travelers. These events, coupled with continued low inflation, continued to fuel the equity markets. At the same time, the Federal Reserve did not proactively change the overall Fed Funds rate. This somewhat counterbalanced Asia's inability to adequately address economic turmoil that impacted U.S. multinationals overseas.

  During the first six months, the Manager equitized cash with S&P 500 futures. The effect of the S&P 500 Index futures lagging the S&P 100 Index caused a slight 0.10% under performance of the portfolio to the index. Even so, there was value added by over and underweighting certain securities within the S&P 100 Plus Portfolio including overweighting Citicorp and Cisco Systems, and underweighting General Motors.

  Looking ahead, the Portfolio Manager anticipates increased volatility in the second half of the year due to continued problems in the Far East, and additional companies may experience reduced profits brought on by the lack of pricing power. Overall, the manager remains positive on the market's prospects and intends to employ his over and under weighting strategies in a consistent manner.

DIVIDEND ACHIEVERS PORTFOLIO

  The net asset year-too-date total return for the Dividend Achievers Portfolio was 11.74% compared to the S&P 500 of 17.70% and the Lipper Analytical Growth and Income Funds Average of 11.92%. As was the case in 1997, managed equity portfolios had a difficult time beating the major market indices. The Dividend Achievers Portfolio began the year with a strong start, but faded during the last part of the first quarter due to weakness in the funds technology holdings and a handful of significant stock declines. Missed earnings expectations by Compaq and Intel, worried investors that their expected growth rates would slow over the near term, those worries helped to hold down the prices of the two stocks and cast a cloud over the other PC makers including Hewlett Packard. Although Intel and Hewlett Packard produced positive returns for the fund for the first quarter they still trailed the impressive figures posted by the S&P
500. Tidewater, an oil services company, dropped precipitously with other stocks in its industry as oil prices declined. Diebold, another technology company, slipped in price throughout the quarter as it reported slower revenue growth, particularly in Asia. Kimberly Clark, also hurt portfolio performance when its stock price declined by over 10% after an announced weak European sales that would depress first quarter earnings. Despite the set backs in the technology sector and individual securities, Dividend Achievers Portfolio still outperformed the average growth and income fund by 0.7% fueled in a large part by the drug and medical equipment industries.

  During the second quarter, the communications energies and utilities sectors provided positive returns while consumer cyclicals financial and technology trailed the benchmark sector performance. The markets during the second quarter provided a roller coaster performance to investors, performing marginally positive during April and June while dipping into negative territory during May. It is interesting to note that the negative return in May as measured by the S&P 500 Index was the first negative monthly return since October 1987. There has been much discussion in the media regarding the deterioration of earnings power and weakness of foreign economies. However, the domestic equity markets have remained strong performers and continue to attract significant equity capital, especially in the large capitalization sector. The Co-Managers anticipate that the increased volatility that began during May will continue into the remainder of 1998 based upon analyst expectations of companies' earnings.

SELECT VALUE PORTFOLIO

  The net asset value total return for the six-month period ended June 30, 1998 for the Select Value Portfolio was 6.21% compared to the Russell 2000 return of 4.93%. The one-year total return was 18.01% compared to the Russell 2000 performance of 16.5%. As measured by the Russell 2000 Index and the S&P 500 Index, small company stocks under performed large company stocks for the six month period, especially in the second quarter. In fact, while the Russell 2000 dropped nearly 5% during the second quarter, the S&P 500 rose over 3% almost an 8% difference in only a three-month period. The most widely sighted factor was a preference for large and perceived "safe" companies. It appears investors were influenced by the impact Asia's severe economy troubles could have on U.S. businesses. While the U.S. economy is likely to slow, many of these Asian related fears seem excessive. According to Morningstar Inc., small value managers under performed small cap growth managers modestly in the second quarter. Consumer stocks were relatively strong performers for many growth managers, as unemployment was low and consumer confidence was high. Value managers were hurt by holdings in cyclical firms. On a relative basis, interest rate sensitive groups like financials and utilities held up reasonably well.

  After a strong first quarter, the portfolio's performance slipped relative to its benchmark during the second quarter. As small company stocks in general corrected sharply during the period, the portfolio stock selection also contributed to a slight under performance due to deterioration of corporate fundamentals relative to the Russell 2000 in the second quarter. The largest sectors of the portfolio in the second quarter consisted of consumer and financial stocks. Combined, these broad areas represented nearly half of the portfolios holdings. Consumer discretionary stocks in the portfolio, while modestly under performing the corresponding benchmark sector, held up relatively well. Companies such as Fingerhut Companies, Inc., Kellwood Company and Clear Stores Inc. had strong performance especially in the second quarter versus other consumer related areas such as staffing services, where demand slowed unexpectedly. Financial stocks in the portfolio seemed to be hurt by profit taking and also the exposure to out of favor real estate industry. However, fundamentals for the vast majority of the portfolios financial holdings continue to be quite strong and the Portfolio Manager believes, over time, the stock prices should follow the underlying business trends.

  The worst performing sector for the portfolio in the second quarter was technology. This sector is an area that the Portfolio Manager looks for long term appreciation. Unfortunately, near term demand for technology products has been sluggish and selling prices have been falling. Overall, the combination of weakening business conditions in some holdings and profit taking in others led to poor stock returns in many areas.

  As the Portfolio Manager looks ahead, the impact of economic woes in Asia, strong dollar, and the prolonged General Motors strike in the U.S. should slow down the U.S. economy. More companies will find it harder to meet the investors lofty demand. However, low unemployment, high consumer confidence and low interest rates should create reasonably good growth conditions for future profit growth. While large company stocks continue to sell at extraordinary high valuation levels, small company stocks continue to under perform large company stocks despite more attractive valuation levels and better profit growth potential. At some point, the Manager believes investors will return aggressively to small stock investing. However, a catalyst is needed to change investor psychology. The Portfolio Manager has positioned the portfolio for the anticipated sustained turnaround in small company stocks. Accordingly, he has focused on a broad range of companies with attractive near term profit growth potential and compelling valuation.

PSE TECH 100 INDEX PORTFOLIO

  The net asset value year-to-date total return for the PSE Tech 100 Index Portfolio was 18.81% compared to the PSE Index return of 19.26%. The year-to-date total return continued to outperform the S&P 500 Index return of 17.70%. During the first quarter of 1998, the technology portfolio enjoyed strong performance relative to the S&P 500 return. Investors favored larger well capitalized technology companies versus small start-up technology issues. However, near the close of the first quarter, volatility increased in the technology sector.

  Intel, which announced strong fourth quarter earnings, pre-announced during March that its estimate for first quarter revenues was overly optimistic, causing the price of the stock to plunge 13% during the month. Following Intel's cautionary outlook in March, other technology companies also announced concerns regarding their near term outlook for both revenue growth and earnings. Compaq Computer and 3COM Corporation both predicted a slow down in future corporate performance, mainly for operational and logistic issues but also as a result of the troubles occurring in the Asian economies. Finally, Microsoft came under assault not only by competitors but also by the Federal Government. The Department of Justice and a Congressional Committee questioned Microsoft and Bill Gates regarding the company's business practices and future direction especially with respect to the Internet. While the company presently remains strongly positioned within the software marketplace, the Government's intervention cloudy makes their future outlook somewhat murky. Even with these issues, it appears investors continue to view the technology sector of the equity markets positively.

  During the second quarter of 1998, the technology sector was essentially flat in terms of investment performance versus the S&P 500 Index, returning 3.3%.
The second quarter marked increased volatility. At the end of April, the Department of Justice along with 11 states Attorney Generals filed suit against Microsoft alleging anticompetitive market behavior and violation of the Country's antitrust laws. Concurrently the FTC began threatening antitrust charges against Intel Corp. Soon thereafter, an uneasiness in the sector arose over the potential implications against these bellwethers, although investment performance continued to trend upward until the middle of May. At this point, Hewlett Packard announced its third consecutive quarter of disappointing earnings, coming in 17% below expectations. The following day, National Semiconductor preannounced after the close that it too would underperform expectations. However, in June, the technology sector began to "right the ship". Cisco was named chief equipment provider for Sprint's new IOM communications network, which will enhance and integrate voice, video and data through single networks. In addition, a Federal Appeals Court ruled in favor of Microsoft on its appeal of a judge's ruling regarding an earlier case that Justice Department brought involving the integration of the company's web browser within Windows 95.

  Although the second quarter's performance was flat, it does appear that the technology sector may be gaining momentum. The markets have discounted earnings preannouncements and the focus should shift to those companies doing well. The networking and Internet sectors appear poised for continued strong performance and price appreciation.

  While there remains pockets of weakness such as PC manufacturing, semiconductors and semiconductor equipment manufacturing, overall the technology sector should show reasonable performance during the second half of the year. The Portfolio Manager is intrigued by the forced efficiencies mandated by the strength of the dollar, and believes these will provide positive ramifications for many technology companies moving forward. In addition, the strong U.S. domestic economy along with the need for continued European technology spending should buffer the sector against any performance free fall. The variance between the portfolio's performance to the index is due to fund expenses and a slight under performance of the PSE futures contracts.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                              FINANCIAL HIGHLIGHTS

The following presents information relating to a share of capital stock of each of six portfolios of Principal Preservation Portfolios, Inc. outstanding for the following periods presented, which should be read in conjunction with the financial statements and related notes:

                                                                 TAX-EXEMPT PORTFOLIO
                          ----------------------------------------------------------------------------------------------------
                         For the six
                         months ended                                For the years ended December 31,
                        June 30, 1998    ----------------------------------------------------------------------------------------
                          (Unaudited)    1997     1996         1995        1994      1993      1992      1991     1990      1989
                         ------------   -----     -----        -----       -----     -----     -----     -----    -----     -----
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD         $9.52     $9.30     $9.39        $8.36       $9.41     $8.67     $8.46     $8.19    $8.23     $8.06
INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income         .19       .41       .43          .45         .45       .48       .50       .53      .53       .55
  Net realized and
    unrealized gains (losses)
    on investments             (.04)      .44      (.09)        1.03       (1.05)      .74       .21       .27     (.04)      .17
                             ------    ------    ------       ------      ------    ------    ------    ------   ------    ------
  TOTAL FROM INVESTMENT
    OPERATIONS                  .15       .85       .34         1.48        (.60)     1.22       .71       .80      .49       .72
                             ------    ------    ------       ------      ------    ------    ------    ------   ------    ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income          (.19)     (.41)     (.43)        (.45)       (.45)     (.48)     (.50)     (.53)    (.53)     (.55)
  Distributions from net
    realized gains
    on investments               --      (.22)       --           --          --        --        --        --       --        --
                             ------    ------    ------       ------      ------    ------    ------    ------   ------    ------
  TOTAL DISTRIBUTIONS          (.19)     (.63)     (.43)        (.45)       (.45)     (.48)     (.50)     (.53)    (.53)     (.55)
                             ------    ------    ------       ------      ------    ------    ------    ------   ------    ------
NET ASSET VALUE,
  END OF PERIOD               $9.48     $9.52     $9.30        $9.39       $8.36     $9.41     $8.67     $8.46    $8.19    $ 8.23
                             ------    ------    ------       ------      ------    ------    ------    ------   ------    ------
                             ------    ------    ------       ------      ------    ------    ------    ------   ------    ------
TOTAL RETURN*<F2>              1.6%      9.4%      3.8%        18.1%      (6.4)%     14.3%      8.6%     10.0%     6.2%      9.2%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of period
  (to nearest thousand)     $58,174   $60,252   $66,310      $56,443     $55,492   $68,102   $60,171   $63,932  $65,265   $73,333
Ratio of net expenses to
  average net assets           1.1%      1.1%     1.1%+<F3>     1.0%+<F3>   1.0%      0.9%      0.9%      0.9%     0.9%      1.0%
Ratio of net investment
  income to average
  net assets                   4.0%      4.4%     4.7%+<F3>     4.9%+<F3>   5.2%      5.2%      5.9%      6.3%     6.6%      6.7%
Portfolio turnover rate      124.4%    209.2%    163.1%       105.9%       36.1%     56.3%     48.5%     38.3%    40.3%     21.5%

*<F2> The Fund's sales charge is not reflected in total return as set forth in the table.

+<F3> Reflects a voluntary reimbursement of fund expenses of 0.1% in 1996 and 0.01% in 1995, respectively.


                                                                 GOVERNMENT PORTFOLIO
                          ----------------------------------------------------------------------------------------------------
                         For the six
                         months ended                                For the years ended December 31,
                        June 30, 1998    ----------------------------------------------------------------------------------------
                          (Unaudited)    1997     1996         1995        1994      1993      1992      1991     1990      1989
                         ------------   -----     -----        -----       -----     -----     -----     -----    -----     -----
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD     $ 9.28       $ 9.20     $ 9.64      $ 8.84      $ 9.98    $ 9.64    $ 9.68    $ 9.10   $ 9.11    $ 8.88
INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income      .27          .63        .64         .61         .61       .63       .67       .73      .76       .75
  Net realized and
    unrealized gains
    (losses)
    on investments           .02          .08       (.44)        .80       (1.14)      .35      (.04)      .58     (.01)      .23
                          ------       ------     ------      ------      ------    ------    ------    ------   ------    ------
  TOTAL FROM INVESTMENT
    OPERATIONS               .29          .71        .20        1.41        (.53)      .98       .63      1.31      .75       .98
                          ------       ------     ------      ------      ------    ------    ------    ------   ------    ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income       (.28)        (.63)      (.64)       (.61)       (.61)     (.64)     (.67)     (.73)    (.76)     (.75)
  Distributions from net
    realized gains
    on investments            --           --         --          --          --        --        --        --       --        --
                          ------       ------     ------      ------      ------    ------    ------    ------   ------    ------
  TOTAL DISTRIBUTIONS       (.28)        (.63)      (.64)       (.61)       (.61)     (.64)     (.67)     (.73)    (.76)     (.75)
                          ------       ------     ------      ------      ------    ------    ------    ------   ------    ------
NET ASSET VALUE,
  END OF PERIOD            $9.29       $ 9.28     $ 9.20      $ 9.64      $ 8.84    $ 9.98    $ 9.64    $ 9.68   $ 9.10    $ 9.11
                          ------       ------     ------      ------      ------    ------    ------    ------   ------    ------
                          ------       ------     ------      ------      ------    ------    ------    ------   ------    ------
TOTAL RETURN*<F4>           3.3%         8.1%       2.3%       16.3%      (5.4)%     10.3%      6.8%     15.1%     8.7%     11.5%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of period
  (to nearest thousand)  $39,687      $40,683    $44,920     $49,319     $47,324   $54,327   $37,634   $32,737  $29,351   $30,631
Ratio of net expenses to
  average net assets       1.2%+<F5>     1.1%+<F5> 1.1%+<F5>    1.1%+<F5>   1.1%      1.0%      1.0%      1.1%     1.2% 1.2%+<F5>
Ratio of net investment
  income to average
  net assets                 5.9%        7.0%+<F5> 7.0%+<F5>    6.5%+<F5>   6.6%      6.2%      7.0%      8.0%     8.5% 8.4%+<F5>
Portfolio turnover rate    69.2%        78.6%      36.9%       68.2%      106.1%      8.7%     10.0%     62.2%    57.1%    141.8%

*<F4> The Fund's sales charge is not reflected in total return as set forth in the table.

+<F5> Reflects a voluntary reimbursement of fund expenses of 0.01% in 1998, 0.04% in 1997, 0.04% in 1996, 0.02% in 1995, 0.1% in 1989, and 0.5% in
          1988, respectively.

                                                                S&P 100 PLUS PORTFOLIO
                          ----------------------------------------------------------------------------------------------------
                         For the six
                         months ended                                For the years ended December 31,
                        June 30, 1998    ----------------------------------------------------------------------------------------
                          (Unaudited)    1997     1996         1995     1994      1993      1992      1991     1990      1989
                         ------------   -----     -----        -----    -----     -----     -----     -----    -----     -----
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD     $27.04       $22.08     $19.53      $14.95   $15.04    $14.01    $14.22    $11.60   $12.27    $10.11
INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income      .10          .26        .29         .25      .25       .21       .24       .27      .28       .26
  Net realized and
    unrealized gains
    (losses) on
    investments             5.54         5.63       4.07        5.21     (.09)     1.14       .48      2.93     (.67)     2.17
                          ------       ------     ------      ------   ------    ------    ------    ------   ------    ------
  TOTAL FROM INVESTMENT
    OPERATIONS              5.64         5.89       4.36        5.46      .16      1.35       .72      3.20    (.39)      2.43
                          ------       ------     ------      ------   ------    ------    ------    ------   ------    ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income      (.10)         (.26)      (.29)       (.25)    (.25)     (.21)     (.24)     (.27)    (.28)     (.26)
  Distributions from
    net realized gains
    on investments            --         (.65)     (1.52)       (.63)      --      (.11)     (.69)     (.31)      --      (.01)
  Distributions in excess
    of net realized gains      --        (.02)       --          --        --        --        --       --        --        --
                          ------       ------     ------      ------   ------    ------    ------    ------   ------    ------
TOTAL DISTRIBUTIONS         (.10)        (.93)     (1.81)       (.88)    (.25)     (.32)     (.93)     (.58)    (.28)     (.27)
                          ------       ------     ------      ------   ------    ------    ------    ------   ------    ------
NET ASSET VALUE,
  END OF PERIOD           $32.58       $27.04     $22.08      $19.53   $14.95    $15.04    $14.01    $14.22   $11.60    $12.27
                          ------       ------     ------      ------   ------    ------    ------    ------   ------    ------
                          ------       ------     ------      ------   ------    ------    ------    ------   ------    ------
TOTAL RETURN*<F6>          20.9%        26.8%      22.4%       36.7%     1.1%      9.7%      5.2%     27.8%   (3.2)%     24.3%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of period
  (to nearest thousand)  $136,372    $105,738    $77,517     $57,062  $40,034   $38,944   $30,025   $27,420  $20,413   $20,811
Ratio of net expenses to
  average net assets        0.8%+<F7>  0.9%+<F7>  1.0%+<F7>     1.2%     1.2%      1.2%      1.3%      1.3%1.3%+<F7> 1.3%+<F7>
Ratio of net investment
  income to average
   net assets               0.7%         1.0%+<F7>  1.4%+<F7>   1.4%     1.7%      1.4%      1.7% 2.0%+<F7>2.4%+<F7> 2.3%+<F7>
Portfolio turnover rate     4.0%        17.0%       8.0%        3.5%     1.0%      2.2%      8.5%      3.1%     1.9%      3.0%
Average commission paid
  per share+<F8>         $0.0257      $0.0235    $0.0348          --       --        --        --        --       --        --


*<F6>     The Fund's sales charge is not reflected in total return as set forth in the table.

+<F7>     Reflects a voluntary reimbursement of fund expenses of 0.08% in 1998,
     0.11% in 1997, 0.01% in 1996, 0.2% in 1990, 0.4% in 1989, and 0.8% in 1988,
     respectively.

+<F8>     Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.


                                                             DIVIDEND ACHIEVERS PORTFOLIO
                          ----------------------------------------------------------------------------------------------------
                         For the six
                         months ended                                For the years ended December 31,
                        June 30, 1998    ----------------------------------------------------------------------------------------
                          (Unaudited)    1997     1996         1995        1994      1993      1992      1991     1990      1989
                         ------------   -----     -----        -----       -----     -----     -----     -----    -----     -----
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD     $25.13       $20.01     $16.97      $13.24      $13.40    $14.25    $14.84    $11.50   $11.65    $10.00
INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income      .02          .13        .14         .18         .18       .14       .14       .25      .25       .28
  Net realized and
    unrealized gains
    (losses) on
    investments             2.93         5.43       3.54        3.99        (.02)     (.85)      .31      4.14     (.15)     1.65
                          ------       ------     ------      ------      ------    ------    ------    ------   ------    ------
  TOTAL FROM INVESTMENT
    OPERATIONS              2.95         5.56       3.68        4.17         .16      (.71)      .45      4.39      .10      1.93
                          ------       ------     ------      ------      ------    ------    ------    ------   ------    ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income      (.03)         (.13)      (.14)       (.18)       (.18)     (.14)     (.14)     (.25)    (.25)     (.28)
  Distributions from
    net realized gains
    on investments            --         (.31)      (.50)       (.26)       (.14)       --      (.90)     (.80)      --        --
                          ------       ------     ------      ------      ------    ------    ------    ------   ------    ------
  TOTAL DISTRIBUTIONS      (.03)         (.44)      (.64)       (.44)       (.32)     (.14)    (1.04)    (1.05)    (.25)     (.28)
                          ------       ------     ------      ------      ------    ------    ------    ------   ------    ------
NET ASSET VALUE,
  END OF PERIOD           $28.05       $25.13     $20.01      $16.97      $13.24    $13.40    $14.25    $14.84   $11.50    $11.65
                          ------       ------     ------      ------      ------    ------    ------    ------   ------    ------
                          ------       ------     ------      ------      ------    ------    ------    ------   ------    ------
TOTAL RETURN*<F9>          11.7%        27.9%      21.8%       31.7%        1.2%    (5.0)%      3.1%     38.5%     1.0%     19.5%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of period
  (to nearest thousand)  $42,262      $39,565    $30,504     $25,393     $20,231   $24,928   $27,020   $18,202  $11,468   $12,750
Ratio of net expenses to
  average net assets        1.3%   1.2%+<F10> 1.2%+<F10>  1.3%+<F10>        1.5%1.3%+<F10>1.2%+<F10>1.2%+<F10>1.2%+<F10>1.2%+<F10>
Ratio of net investment
  income to average
  net assets                0.2%   0.6%+<F10> 0.8%+<F10>  1.2%+<F10>        1.3%1.0%+<F10>1.0%+<F10>1.8%+<F10>2.3%+<F10>2.6%+<F10>
Portfolio turnover rate     6.1%        11.9%      13.1%       28.2%       36.5%     92.7%     83.0%     96.5%    47.7%     30.9%
Average commission paid
  per share+<F11>        $0.0472      $0.0484    $0.0609          --          --        --        --        --       --        --


*<F9> The Fund's sales charge is not reflected in total return as set forth in the table.

+<F10> Reflects a voluntary reimbursement of fund expenses of 0.1% in 1997, 0.1% in 1996, 0.2% in 1995, 0.1% in 1993, 0.1% in 1992, 0.2% in 1991,
          0.5% in 1990, 0.7% in 1989, and 1.7% in 1988, respectively.

+<F11> Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.



                                                                      SELECT VALUE PORTFOLIO
                                   --------------------------------------------------------------------------------------------
                                                                                                                       For the
                                                                                                                     period from
                                     For the six                                                                   August 23, 1994
                                    months ended                  For the years ended December 31,                  (commencement
                                    June 30, 1998          -----------------------------------------------        of operations) to
                                     (Unaudited)            1997                1996                1995          December 31, 1994
                                   --------------          ------              ------              ------        ------------------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD                  $12.07              $10.97              $10.21             $  9.03             $  9.55
INCOME FROM
  INVESTMENT OPERATIONS:
 Net investment income                     --                 .01                 .04                 .14                 .04
 Net realized and unrealized
   gains (losses) on investments          .75                2.93                2.68                1.73                (.51)
                                       ------              ------              ------              ------              ------
 TOTAL FROM INVESTMENT OPERATIONS         .75                2.94                2.72                1.87                (.47)
                                       ------              ------              ------              ------              ------
LESS DISTRIBUTIONS:
 Dividends from net
   investment income                       --                (.01)               (.04)               (.14)               (.03)
 Distributions from net realized
   gains on investments                    --               (1.83)              (1.92)               (.43)               (.01)
 Distributions in excess of net
   realized gains on investments           --                  --                  --                (.12)                 --
 Book return of capital                    --                  --                  --                  --                (.01)
                                       ------              ------              ------              ------              ------
 TOTAL DISTRIBUTIONS                       --               (1.84)              (1.96)               (.69)               (.05)
                                       ------              ------              ------              ------              ------
NET ASSET VALUE,
  END OF PERIOD                        $12.82              $12.07              $10.97              $10.21             $  9.03
                                       ------              ------              ------              ------              ------
                                       ------              ------              ------              ------              ------
TOTAL RETURN**<F13>                      6.2%               27.2%               26.7%               20.8%              (5.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)               $11,118              $8,497              $4,829              $3,445              $1,935
Ratio of net expenses to
  average net assets                     1.3%+<F14>          1.1%+<F14>          1.0%+<F14>          0.8%+<F14>          0.8%*+<F14>
Ratio of net investment
  income to average net assets             --                0.1%+<F14>          0.3%+<F14>          1.4%+<F14>          1.1%*+<F14>
Portfolio turnover rate                 42.8%               82.5%              122.2%              124.3%               20.2%
Average commission
  paid per share+<F15>                $0.0373             $0.0467             $0.0611                  --                  --


*<F12>    Annualized.

**<F13> The Fund's sales charge is not reflected in total return as set forth in the table.

+<F14> Reflects a voluntary reimbursement of fund expenses of 0.4% in 1998, 1.0% in 1997, 1.4% in 1996, 2.5% in 1995 and 0.4% in 1994,
          respectively.

+<F15> Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.


                                                                                            PSE TECH 100 INDEX PORTFOLIO
                                                                                 -----------------------------------------------
For the period from
                                                      For the six                                               June 10, 1996
                                                      months ended                                              (commencement
                                                     June 30, 1998               For the year ended           of operations) to
                                                      (Unaudited)                December 31, 1997            December 31, 1996
                                                      ------------               ------------------           ------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                    $12.39                         $10.76                       $10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                    .01                            .04                          .03
  Net realized and unrealized gains
    on investments                                        2.32                           2.04                         1.03
                                                        ------                         ------                       ------
  TOTAL FROM INVESTMENT OPERATIONS                        2.33                           2.08                         1.06
                                                        ------                         ------                       ------
LESS DISTRIBUTIONS:
  Dividends from net investment income                    (.01)                          (.04)                        (.03)
  Distributions from net realized gains
    on investments                                         --                            (.38)                        (.24)
  Distributions in excess of net realized gains            --                            (.03)                        (.03)
                                                        ------                         ------                        ------
  TOTAL DISTRIBUTIONS                                     (.01)                          (.45)                        (.30)
                                                        ------                         ------                        ------
NET ASSET VALUE, END OF PERIOD                          $14.71                         $12.39                        $10.76
                                                        ------                         ------                        ------
                                                        ------                         ------                        ------
TOTAL RETURN**<F16>                                      18.8%                          19.4%                        10.7%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (to nearest thousand)       $44,001                        $27,144                        $6,004
Ratio of net expenses to average net assets               0.5%+<F18>                     0.2%+<F18>                   0.0%*+<F18>
Ratio of net investment income to average
  net assets                                              0.2%                           0.3%+<F18>                   0.7%*+<F18>
Portfolio turnover rate                                   3.0%                          22.0%                         3.0%
Average commission paid per share                        $0.0320                        $0.0544                      $0.0634

*<F16>    Annualized.

**<F17> The Fund's sales charge is not reflected in total return as set forth in the table.

+<F18> Reflects a voluntary reimbursement of fund expenses of 0.5% in 1998, 1.1% and 3.3% in 1997 and 1996, respectively.


                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                                 BALANCE SHEETS
                           JUNE 30, 1998 (UNAUDITED)


                                                                             S&P 100     DIVIDEND          SELECT      PSE TECH 100
                                             TAX-EXEMPT    GOVERNMENT         PLUS       ACHIEVERS         VALUE           INDEX
                                            -----------   -----------     -----------    -----------    -----------    -----------
ASSETS:
Investments:
 Cost basis of investments                  $58,268,861   $39,091,491   $  67,947,404    $19,026,999    $10,458,078    $39,153,366
                                            -----------   -----------     -----------    -----------    -----------    -----------
                                            -----------   -----------     -----------    -----------    -----------    -----------
 Long-term investments
   in securities                            $57,805,856   $38,964,378    $133,680,581    $41,212,965    $10,187,436    $42,832,097
 Short-term investments                         755,000        99,000       2,383,000      1,080,000        960,000        638,000
                                            -----------   -----------     -----------    -----------    -----------    -----------
     Total investments (See
       Schedule of Investments)              58,560,856    39,063,378     136,063,581     42,292,965     11,147,436     43,470,097
Cash                                                790           665             529            562            528            913
Receivables:
 Capital shares sold                              4,746            --         487,666         16,329         51,815        132,495
 Dividends and interest                         756,360       774,478         155,318         28,323         18,352         18,313
 Investments sold                             1,000,388            --              --             --         21,429        445,934
 MarginVariation                                     --            --         (19,125)            --             --             --
                                            -----------   -----------     -----------    -----------    -----------    -----------
     Total receivables                        1,761,494       774,478         623,859         44,652         91,596        596,742
Other assets                                      1,678         1,121           2,194            855          3,270         10,210
                                            -----------   -----------     -----------    -----------    -----------    -----------
     Total assets                           $60,324,818   $39,839,642    $136,690,163    $42,339,034    $11,242,830    $44,077,962
                                            -----------   -----------     -----------    -----------    -----------    -----------
                                            -----------   -----------     -----------    -----------    -----------    -----------
LIABILITIES:
Payables:
 Capital shares redeemed                     $   10,400    $   12,451     $   186,997     $    3,672      $      --     $   52,930
 Distributions to shareholders                   70,728        68,881          17,279            926             --          4,937
 Management fees                                 27,393        19,159          43,832         24,591          6,354         16,453
 Other accrued expenses                          64,735        52,455          70,001         48,217         20,715          2,717
 Investments purchased                        1,977,618            --              --             --         97,675             --
 Other Liabilities                                   --            --              --             --             --             --
                                            -----------   -----------     -----------    -----------    -----------    -----------
     Total liabilities                        2,150,874       152,946         318,109         77,406        124,744         77,037
                                            -----------   -----------     -----------    -----------    -----------    -----------
NET ASSETS:
Capital stock                                56,763,502    42,098,484      67,132,582     17,671,052      9,700,383     38,615,198
Undistributed
  net investment income                            (927)        7,040          13,193             --         (1,967)         1,079
Distributions in excess of
  net investment income                              --            --              --         (9,854)            --             --
Undistributed net realized gains
  (losses) on investments                     1,119,374    (2,390,715)      1,110,102      1,334,464        730,312      1,067,917
Accumulated distributions
  in excess of net realized
  gains on investments                               --            --              --             --             --             --
Net unrealized appreciation
   on investments                               291,995       (28,113)     68,116,177     23,265,966        689,358      4,316,731
                                            -----------   -----------     -----------    -----------    -----------    -----------
     Total net assets                        58,173,944    39,686,696     136,372,054     42,261,628     11,118,086     44,000,925
                                            -----------   -----------     -----------    -----------    -----------    -----------
     Total liabilities
       and net assets                       $60,324,818   $39,839,642    $136,690,163    $42,339,034    $11,242,830    $44,077,962
                                            -----------   -----------     -----------    -----------    -----------    -----------
                                            -----------   -----------     -----------    -----------    -----------    -----------
NET ASSET VALUE AND
  REDEMPTION PRICE PER SHARE                $      9.48   $      9.30     $     32.58    $     28.05    $     12.82    $     14.71
                                            -----------   -----------     -----------    -----------    -----------    -----------
                                            -----------   -----------     -----------    -----------    -----------    -----------
MAXIMUM OFFERING PRICE
  PER SHARE                                 $      9.82   $      9.64     $     34.39    $     29.60    $     13.53    $     15.53
                                            -----------   -----------     -----------    -----------    -----------    -----------
                                            -----------   -----------     -----------    -----------    -----------    -----------

  The accompanying notes to financial statements are an integral part of these statements.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)


                                                                             S&P 100     DIVIDEND          SELECT      PSE TECH 100
                                             TAX-EXEMPT    GOVERNMENT         PLUS       ACHIEVERS         VALUE           INDEX
                                            -----------   -----------     -----------    -----------    -----------    -----------
INVESTMENT INCOME:
Dividends                                    $       --   $        --       $ 825,025     $  287,853      $  38,287      $  62,302
Interest                                      1,502,748     1,425,784          76,419         18,494         25,367         60,745
                                            -----------   -----------     -----------    -----------    -----------    -----------
     Total investment
       income                                 1,502,748     1,425,784         901,444        306,347         63,654        123,047
                                            -----------   -----------     -----------    -----------    -----------    -----------
EXPENSES:
Investment advisory fees                        171,389       119,654         261,835        157,016         37,894         92,132
Custodian fees                                   10,317         8,145          12,127          7,421          2,715          5,737
Transfer agent fees                              21,720        21,720          35,160         13,756          3,620         15,250
Broker service fees                              73,584        49,861         151,426         52,419         12,618         45,857
Professional fees                                25,960        21,296          38,500         20,788         16,709         19,394
Registration                                      5,068         7,240           7,660          7,380          7,491          8,495
Communication                                     3,258         2,896           6,071          2,715          1,448          1,629
Director fees                                     6,168         3,769           9,841          3,262          1,759          2,938
Pricing of investments                            3,620         1,448           4,163          2,353          2,715          3,620
Deferred organization expense                        --            --              --             --          1,350          1,676
Other                                             6,329         3,587           4,731          2,981          1,030          1,567
                                            -----------   -----------     -----------    -----------    -----------    -----------
     Total expenses                             327,413       239,616         531,514        270,091         89,349        198,295
Less expenses absorbed
  by advisor                                         --        (1,101)        (46,443)            --        (23,728)      (106,225)
                                            -----------   -----------     -----------    -----------    -----------    -----------
     Net expenses                               327,413       238,515         485,071        270,091         65,621         92,070
                                            -----------   -----------     -----------    -----------    -----------    -----------
NET INVESTMENT INCOME                         1,175,335     1,187,269         416,373         36,256         (1,967)        30,977
                                            -----------   -----------     -----------    -----------    -----------    -----------
NET REALIZED GAINS (LOSSES)
  ON INVESTMENTS                              1,106,891       244,574       1,195,453      1,334,464        729,257      1,155,381
NET UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS              (1,325,129)     (152,464)     21,092,771      3,298,328       (229,444)     4,318,386
                                            -----------   -----------     -----------    -----------    -----------    -----------
     Net gains
       on investments                          (218,238)       92,110      22,288,224      4,632,792        499,813      5,473,767
                                            -----------   -----------     -----------    -----------    -----------    -----------
NET INCREASE
  IN NET ASSETS RESULTING
  FROM OPERATIONS                           $   957,097    $1,279,379     $22,704,597     $4,669,048     $  497,846     $5,504,744
                                            -----------   -----------     -----------    -----------    -----------    -----------
                                            -----------   -----------     -----------    -----------    -----------    -----------


  The accompanying notes to financial statements are an integral part of these statements.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)


                                                                             S&P 100       DIVIDEND        SELECT      PSE TECH 100
                                             TAX-EXEMPT    GOVERNMENT         PLUS        ACHIEVERS        VALUE           INDEX
                                            -----------   -----------     -----------    -----------    -----------    -----------
OPERATIONS:
Net investment income                      $  1,175,335  $  1,187,269     $   416,373     $   36,256    $    (1,967)   $    30,977
Net realized gains (losses)
  on investments                              1,106,891       244,574       1,195,453      1,334,464        729,257      1,155,381
Change in unrealized
  appreciation on
  investments for the year                   (1,325,129)     (152,464)     21,092,771      3,298,328       (229,444)     4,318,386
                                            -----------   -----------     -----------    -----------    -----------    -----------
     Net increase (decrease)
       in net assets resulting
       from operations                          957,097     1,279,379      22,704,597      4,669,048        497,846      5,504,744
                                            -----------   -----------     -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  ($0.1878, $0.2750, $0.10,
  $0.03, $0.00 and $0.01 per
  share, respectively)                       (1,176,262)   (1,189,498)       (412,027)       (46,728)            --        (29,898)
                                            -----------   -----------     -----------    -----------    -----------    -----------
     Total distributions                     (1,176,262)   (1,189,498)       (412,027)       (46,728)            --        (29,898)
                                            -----------   -----------     -----------    -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                   1,092,265       611,543      13,012,353      1,894,051      2,628,688     14,688,614
Net asset value of shares
  issued in distributions                       736,092       752,580         381,869         44,584          1,490         28,253
Cost of shares redeemed                      (3,686,954)   (2,450,521)     (5,052,628)    (3,864,314)      (507,317)    (3,335,091)
                                            -----------   -----------     -----------    -----------    -----------    -----------
     Net increase (decrease)
       in net assets from
       capital share transactions            (1,858,597)   (1,086,398)       8,341,594    (1,925,679)     2,122,861     11,381,776
                                            -----------   -----------     -----------    -----------    -----------    -----------
     Total increase
       (decrease)                            (2,077,762)     (996,517)     30,634,164      2,696,641      2,620,707     16,856,622
NET ASSETS:
Balance at beginning of period               60,251,706    40,683,213     105,737,890     39,564,987      8,497,379     27,144,303
                                            -----------   -----------     -----------    -----------    -----------    -----------
Balance at end of period                    $58,173,944   $39,686,696    $136,372,054    $42,261,628    $11,118,086    $44,000,925
                                            -----------   -----------     -----------    -----------    -----------    -----------
                                            -----------   -----------     -----------    -----------    -----------    -----------

  The accompanying notes to financial statements are an integral part of these statements.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                             S&P 100       DIVIDEND        SELECT      PSE TECH 100
                                             TAX-EXEMPT    GOVERNMENT         PLUS        ACHIEVERS        VALUE           INDEX
                                            -----------   -----------     -----------    -----------    -----------    -----------
OPERATIONS:
Net investment income                        $2,712,915    $2,896,981      $  964,232     $  206,159      $   5,761     $   47,169
Net realized gains (losses)
  on investments                              1,579,674      (109,653)      2,481,302        482,030      1,114,765        788,765
Change in unrealized
  appreciation (depreciation) on
  investments for the year                    1,245,199       409,277      17,819,182      7,845,885        382,946       (558,697)
                                            -----------   -----------     -----------    -----------    -----------    -----------
     Net increase
       in net assets resulting
       from operations                        5,537,788     3,196,605      21,264,716      8,534,074      1,503,472        277,237
                                            -----------   -----------     -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  ($0.41, $0.63, $0.26,
  $0.13, $0.01 and $0.04 per
  share, respectively)                       (2,714,833)   (2,894,367)       (958,870)      (205,541)        (6,066)       (48,726)
Net realized gains on investments
  ($0.22, $0.00, $0.67, $0.31, $1.83,
  $0.41 per share, respectively)             (1,378,906)           --      (2,481,302)      (482,087)    (1,133,908)      (788,766)
Distributions in excess of net
  realized gains on investments
  ($0.00, $0.00, $0.02, $0.00,
  $0.00, $0.03)                                      --            --         (70,840)            --             --        (72,790)
                                            -----------   -----------     -----------    -----------    -----------    -----------
     Total distributions                     (4,093,739)   (2,894,367)     (3,511,012)      (687,628)    (1,139,974)      (910,282)
                                            -----------   -----------     -----------    -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                   1,020,616     1,103,575      14,155,839      2,376,217      2,635,024     21,947,857
Net asset value of shares
  issued in distributions                     2,620,844     1,780,243       3,288,624        658,099      1,138,276        765,288
Cost of shares redeemed                     (11,143,760)   (7,423,139)     (6,977,054)    (1,819,551)      (468,420)      (939,753)
                                            -----------   -----------     -----------    -----------    -----------    -----------
     Net increase (decrease)
       in net assets from
       capital share transactions            (7,502,300)   (4,539,321)     10,467,409      1,214,765      3,304,880     21,773,392
                                            -----------   -----------     -----------    -----------    -----------    -----------
     Total increase
       (decrease)                            (6,058,251)   (4,237,083)     28,221,113      9,061,211      3,668,378     21,140,347
NET ASSETS:
Balance at beginning of period               66,309,957    44,920,296      77,516,777     30,503,776      4,829,001      6,003,956
                                            -----------   -----------     -----------    -----------    -----------    -----------
Balance at end of period                    $60,251,706   $40,683,213    $105,737,890    $39,564,987     $8,497,379    $27,144,303
                                            -----------   -----------     -----------    -----------    -----------    -----------
                                            -----------   -----------     -----------    -----------    -----------    -----------

  The accompanying notes to financial statements are an integral part of these statements.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1998 (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES --

  Principal Preservation Portfolios, Inc. (the "Fund"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with eight portfolios: Tax-Exempt Portfolio, Government Portfolio, S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio, Wisconsin Tax-Exempt Portfolio and the Cash Reserve Portfolio. This report contains the information of all portfolios, except for the Cash Reserve Portfolio and the Wisconsin Tax-Exempt Portfolio, information with respect to which is contained in separate reports. The assets and liabilities of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which the shareholder owns shares.

  The following is a summary of the significant accounting policies of the Fund.

(a)  Long-Term Securities and Short-Term Investments

     The long-term tax-exempt securities are valued at market or fair value using quotations by an independent pricing service (the "Service"). When in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Securities for which, in the judgment of the Service, there are no readily obtainable market quotations (which may constitute a majority of the portfolio's securities) are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers, and general market conditions.

     Long-term taxable fixed income securities are valued at market using quotations provided by an independent pricing service.

     Common and preferred stocks are valued at the last sales price reported by the New York Stock Exchange, other appropriate exchanges, or NASDAQ, on the date of valuation. Common and preferred stocks not traded on that date are valued at the last bid price.

     Short-term investments are valued at amortized cost, which approximates market value.

     Investment transactions are recorded on the trade date.

     Premiums on long-term tax-exempt securities are amortized to the shorter of call date or maturity. The fund does not amortize premiums on taxable long-term securities. The fund amortizes all discounts on taxable securities and on original issue discount tax-exempt securities.

(b)  Option Transactions

     For hedging purposes, the S&P 100 Plus Portfolio and the PSE Tech 100 Index Portfolio may buy and sell put and call options, write covered call options on portfolio securities, write cash-secured puts, and write call options that are not covered for cross-hedging purposes. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The S&P 100 Plus Portfolio also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of another party.

     Option contracts are valued daily, and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

(c)  Futures Contracts

     The S&P 100 Plus and PSE Tech 100 Index Portfolios may utilize futures contracts to a limited extent. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are based upon their quoted daily settlement prices.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

(d)  Net Realized Gains and Losses and Investment Income

     Net realized gains and losses on securities sales (including options) are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Total net realized gains on investments for the year ended December 31, 1997, were comprised of the following:

                                                                             S&P 100       DIVIDEND        SELECT      PSE TECH 100
                                             TAX-EXEMPT    GOVERNMENT         PLUS        ACHIEVERS        VALUE           INDEX
                                            -----------   -----------     -----------    -----------    -----------    -----------
 Net realized gains
  on investments                             $1,106,981     $ 244,574     $   893,463     $1,334,464    $   729,251     $1,071,015
 Net realized gains
   on options and futures                            --            --         301,990             --             --         84,366
                                            -----------   -----------     -----------    -----------    -----------    -----------
 Total net realized gains
   on investments                            $1,106,981     $ 244,574      $1,195,453     $1,334,464    $   729,251     $1,155,381
                                            -----------   -----------     -----------    -----------    -----------    -----------
                                            -----------   -----------     -----------    -----------    -----------    -----------

(e)  Federal Income Taxes

     Provision has not been made for Federal income taxes since each portfolio has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As of December 31, 1997, the Government Portfolio has capital loss carryforwards of $2,483,664 and $151,408 expiring in 2002 and 2005, respectively. It is management's intention to make no distribution of any future realized capital gains until the Federal income tax capital loss carryforwards are exhausted.

     Distributions in excess of net realized gains on investments in the PSE Tech 100 Index Portfolio of $72,790, for the year ended December 31, 1997, are the result of losses on wash sales which are recognized for book purposes but not for tax purposes and the reversal of Section 1256 mark to market loss utilized in 1996. This distribution does not represent a tax return of capital.

     Distributions in excess of net realized gains on investments in the S&P 100 Plus Portfolio of $70,840, for the year ended December 31, 1997 are as a result of current year Section 1256 mark to market gains and the reversal of Section 1256 mark to market loss utilized in 1996. This distribution does not represent a tax return of capital.

     Distributions in excess of net investment income in the Dividend Achievers Portfolio of $9,854 was made as of June 30, 1998. It is anticipated that as of year end no distributions in excess of net investment income will be made as of December 31, 1998 in this Portfolio.

     The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at December 31, 1997, reclassifications were recorded to increase undistributed net investment income by $635, and decrease capital stock by $635 in the tax-exempt fund.

(f)  Expenses

     Fund expenses associated with a specific portfolio are charged to that portfolio as they are incurred. Common expenses incurred by the Fund are allocated, as incurred, between the portfolios based upon the ratio of the net assets of each portfolio to the combined net assets of the Fund.

(g)  Distributions to Shareholders

     Dividends to shareholders are recorded on the ex-dividend date.

(h)  Deferred Organization Costs

     Costs incurred with the organization, initial registration and public offering of shares aggregating $13,627 for the Select Value Portfolio and $16,900 for the PSETech 100 Index Portfolio have been paid by the Fund and are being amortized over a five year period.

(i)  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(j)  Reclassifications

     Certain reclassifications have been made to the 1996 financial statements to conform with 1997 presentation.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
     RELATED PARTIES --

     The Fund has Investment Advisory Agreements ("the Agreements") with Ziegler Asset Management, Inc. ("ZAMI"), (with whom certain officers and directors of the Fund are affiliated) to serve as Investment Advisor (the "Advisor"). Pursuant to the Agreement, ZAMI manages the Tax-Exempt Portfolio, Government Portfolio, S&P 100 Plus Portfolio, Dividend Achievers Portfolio and PSE Tech 100 Index Portfolio. Under the Agreement, the Tax-Exempt and Government Portfolios pay ZAMI a monthly fee based upon the average daily net assets of each portfolio at the rate of .60% of the first $50,000,000 of each portfolio's average daily net assets, reducing to .50% on the next $200,000,000 of each portfolio's average daily net assets and .40% of each portfolio's average daily net assets in excess of $250,000,000.

     Under its Agreement, the S&P 100 Plus Portfolio pays Ziegler a monthly fee based on the average daily net assets of the Portfolio at the rate of .575% of the first $20,000,000 of the Portfolio's average daily net assets, .45% on the next $30,000,000, .40% on the next $50,000,000 in assets, .35% on the next $400,000,000 in assets, down to .30% on average daily net assets over $500,000,000.

     Under its Agreement, the Dividend Achievers Portfolio pays ZAMI a monthly fee based upon the Dividend Achievers average daily net assets at the rate of .75% of the first $250,000,000 of average daily net assets, reducing to .70% on the next $250,000,000 and .65% on the average daily net assets of over $500,000,000.

     Under its Agreement, the PSETech 100 Index Portfolio pays ZAMI a monthly fee based upon the PSE Tech 100 average daily net assets at the rate of .50% of the first $50,000,000 of average daily net assets, .30% of the next $200,000,000 of average daily net assets, .25% of the next $250,000,000 of average daily net assets and .20% of average daily net assets in excess of $500,000,000.

     Pursuant to the Agreement, ZAMI has retained Skyline Asset Management, Inc. ("Skyline") to manage the Select Value Portfolio. Under the Agreement, the Select Value Portfolio pays ZAMI a monthly fee based on the average daily net assets of the Portfolio at the rate of .75% of the first $250,000,000 of the Portfolio's average daily net assets, and .65% on average daily net assets exceeding $250,000,000. ZAMI pays Skyline 50% of the fee paid by the Select Value Portfolio.

     The Advisor voluntarily reimbursed the Government Portfolio $1,101, S&P 100 Plus Portfolio $46,443, the Select Value Portfolio $23,728 and the PSE Tech 100 Index Portfolio $106,225 in 1998. The Advisor is not obligated to continue the voluntary reimbursement in the future.

     Ziegler has an Accounting and Pricing Agreement with the Fund to perform accounting and pricing services, a Depository Agreement with the Fund to be the depository for all investment securities and cash, and a Transfer and Dividend Disbursing and Shareholder Services Agency Agreement with the Fund to provide Transfer Agent Services. In addition, each Portfolio pays Ziegler commissions on sales of Portfolio shares. The transfer agent fees, commissions, accounting and pricing fees and depository fees paid to Ziegler for the six months ended June 30, 1998, were as follows for each
     Portfolio:

                                                                                ACCOUNTING
                                         TRANSFER          COMMISSIONS         AND PRICING          DEPOSITORY            12B-1
                                        AGENT FEES     ON PORTFOLIO SHARES         FEES             FEES*<F19>             FEES
                                       -----------     --------------------    ------------         ----------           -------
 Tax-Exempt Portfolio                   $   21,737         $   29,988          $   14,116         $     7,043         $   47,865
 Government Portfolio                       21,012             11,958              11,059               5,736             38,710
 S&P 100 Plus Portfolio                      44,369            250,949              21,787               9,777            119,442
 Dividend Achievers Portfolio               16,277             33,140              11,287               5,285             45,918
 Select Value Portfolio                      5,247             46,807               9,500               2,007              7,126
 PSE Tech 100 Index Portfolio               25,437            130,572              10,342               4,340             20,828
                                        ----------         ----------          ----------          ----------         ----------
               TOTAL                     $ 134,079          $ 503,414          $   78,091          $   34,188          $ 279,889
                                        ----------         ----------          ----------          ----------         ----------
                                        ----------         ----------          ----------          ----------         ----------

     During the six months ended June 30, 1998, an affiliate of Ziegler received $7,490 representing commissions from the purchases and sales of investments of the Dividend Achievers Portfolio.

     *<F19> On March 30, 1998, Firstar Trust Company became the Fund's Custodian. Therefore, the Depository Fees paid to Ziegler is for the period from January 1, 1998 through March 30, 1998.

3.   INVESTMENT TRANSACTIONS --

     Purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 1998 aggregated:

                                       PURCHASES             PROCEEDS FROM SALES
                                     -------------          --------------------
     Tax-Exempt Portfolio              $73,948,553              $74,522,250
     Government Portfolio               27,361,246               28,182,795
     S&P 100 Plus Portfolio              14,050,719                4,743,872
     Dividend Achievers Portfolio        2,536,838                3,572,921
     Select Value Portfolio              6,301,822                3,975,447
     PSE Tech 100 Index Portfolio       16,823,403                1,071,005

     Net tax basis unrealized appreciation (depreciation) on investments as of June 30, 1998, included:

                                                                            S&P 100       DIVIDEND        SELECT      PSE TECH 100
                                             TAX-EXEMPT    GOVERNMENT         PLUS        ACHIEVERS        VALUE           INDEX
                                            -----------   -----------     -----------    -----------    -----------    -----------
 Gross unrealized appreciation              $   498,992   $   519,663     $68,333,219    $23,353,292    $ 1,412,620    $ 8,063,531
 Gross unrealized (depreciation)               (206,996)     (547,776)       (217,042)       (87,326)      (723,262)    (3,746,800)
                                            -----------   -----------     -----------    -----------    -----------    -----------
 Net unrealized appreciation
   (depreciation)                           $   291,995   $   (28,113)    $68,116,177    $23,265,966    $   689,358    $ 4,316,731
                                            -----------   -----------     -----------    -----------    -----------    -----------
                                            -----------   -----------     -----------    -----------    -----------    -----------
 Tax basis cost of investments              $58,268,861   $39,091,491     $67,947,404    $19,026,999    $10,458,078    $39,153,366
                                            -----------   -----------     -----------    -----------    -----------    -----------
                                            -----------   -----------     -----------    -----------    -----------    -----------

</TALBE>

 4.  LINE OF CREDIT --

     The Fund has an available line of credit of $3,000,000. However, each Portfolio's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the year.
     Borrowings under this arrangement bear interest approximating the then current Prime Rate. All borrowings under this line of credit are guaranteed by Ziegler. Each Portfolio's policies allow borrowings for temporary or emergency purposes.

 5.  CAPITAL SHARE TRANSACTIONS --

     (a) The Fund has authorized capital of 1,000,000,000 shares at $.001 par value per share. The Fund's shares are divided into the separate portfolios. The Fund's 300,000,000 authorized shares are allocated to the existing portfolios as follows:

                                                        AUTHORIZED SHARES
                                                        -----------------
          Tax-Exempt Portfolio                              50,000,000
          Government Portfolio                              50,000,000
          S&P 100 Plus Portfolio                             50,000,000
          Dividend Achievers Portfolio                      50,000,000
          Select Value Portfolio                            50,000,000
          PSE Tech 100 Index Portfolio                      50,000,000
                                                          ------------
                                        TOTAL              300,000,000
                                                          ------------
                                                          ------------


          The Cash Reserve Portfolio has been allotted 400,000,000 shares,
          200,000,000 shares of which are designated as Class X Common Stock
          (the Retail Class) and 200,000,000 shares of which are designated
          Class Y Common Stock (the Institutional Class) and the Wisconsin Tax-
          Exempt Portfolio has been allotted 50,000,000 shares. The remaining
          250,000,000 Fund shares may be allocated to any of the above portfolios, the Cash Reserve Portfolio, the Wisconsin Tax-Exempt
          Portfolio or to new portfolios as determined by the Board of Directors. The shares of each Portfolio have equal rights and privileges with all other shares of that Portfolio.

     (b) Capital share activity during the year ended December 31, 1997, and the six months ended June 30, 1998 were as follows:



                                                                             S&P 100       DIVIDEND        SELECT      PSE TECH 100
                                             TAX-EXEMPT    GOVERNMENT         PLUS        ACHIEVERS        VALUE           INDEX
                                            -----------   -----------     -----------    -----------    -----------    -----------
SHARES OUTSTANDING
  AT DECEMBER31, 1996                         7,133,382     4,881,592       3,510,921      1,524,240        440,156        557,743
  Shares issued                                 108,140       120,669         547,072        103,755        206,442      1,641,640
  Shares issued in distributions                277,993       194,941         123,433         26,807         94,057         61,666
  Shares redeemed                            (1,189,129)     (814,205)       (271,193)       (80,563)       (36,482)       (70,874)
                                            -----------   -----------     -----------    -----------    -----------    -----------

SHARES OUTSTANDING
  AT DECEMBER 31, 1997                        6,330,386     4,382,997       3,910,233      1,574,239        704,173      2,190,175
  Shares issued                                 114,954        65,777         429,344         69,076        201,911      1,032,858
  Shares issued in distributions                 77,747        80,979          12,010          1,584            123          1,957
  Shares redeemed                              (389,235)     (263,591)       (165,769)      (138,134)       (38,831)      (233,900)
                                            -----------   -----------     -----------    -----------    -----------    -----------
SHARES OUTSTANDING
  AT JUNE 30, 1998                            6,133,852     4,266,162       4,185,818      1,506,765        867,376      2,991,090
                                            -----------   -----------     -----------    -----------    -----------    -----------
                                            -----------   -----------     -----------    -----------    -----------    -----------

     (c) For the S&P 100 Plus Portfolio, the Dividend Achievers Portfolio, the Select Value Portfolio and the PSE Tech 100 Index Portfolio, the maximum offering price per share is computed based on a maximum sales charge of 5.25% of the offering price or 5.54% of the net asset value. For the purpose of this computation, the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 94.75.

          For the Tax-Exempt and Government Portfolios, the maximum offering price per share is computed based on a maximum sales charge of 3.5% of the offering price or 3.62% of the net asset value. For these portfolios the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 96.5.

 6.  FUTURES CONTRACTS WRITTEN --

     An analysis of the futures contracts written for the six months ended June 30, 1998, in the S&P 100 Plus and PSE Tech 100 Index Portfolios, respectively, were as follows:

                                                                         AGGREGATE FACE
                                           NUMBER OF CONTRACTS         VALUE OF CONTRACTS
                                           -------------------         ------------------
S&P 100 PLUS PORTFOLIO:
Outstanding at December 31, 1997                     8                   $  1,888,032
Contracts opened                                    13                      3,534,104
Contracts closed                                   (12)                    (2,941,164)
                                                 -----                  -------------
Outstanding at June 30, 1998                         9                   $  2,480,972
                                                 -----                  -------------
                                                 -----                  -------------

                                                                         AGGREGATE FACE
                                           NUMBER OF CONTRACTS         VALUE OF CONTRACTS
                                           -------------------         ------------------
PSE TECH 100 INDEX PORTFOLIO:
Outstanding at December 31, 1997                     7                   $  1,014,456
Contracts opened                                    24                      4,071,392
Contracts closed                                   (24)                    (3,887,942)
                                                 -----                  -------------
Outstanding at June 30, 1998                         7                   $  1,197,906
                                                 -----                  -------------
                                                 -----                  -------------

     The number of financial futures contracts and the gross unrealized appreciation, as of June 30, 1998, for each Portfolio were as follows:

                                                                         AGGREGATE FACE
                                           NUMBER OF CONTRACTS         VALUE OF CONTRACTS
                                           -------------------         ------------------
S&P 100 PLUS PORTFOLIO:
S&P 500 Financial Futures Contract expiration
  date September 1998                                9                        $90,778
PSE TECH 100 INDEX PORTFOLIO:
PSE Technology 100 Index Futures Contract
  expiration date September 1998                     7                        $27,094

 7. THE RESULTS OF THE SHAREHOLDERS' MEETING OF PRINCIPAL PRESERVATION PORTFOLIOS, INC. HELD ON MAY 15, 1998 WERE AS FOLLOWS --

     (a) Each of the five directors were elected with at least 182,447,482 shares out of a possible 199,845,457 shares outstanding voting in favor of each nominee.

     (a) Each Portfolio at the fund appointed Arthur Andersen as the independent accountants.

                                                                            % OF
                          SHARES OUTSTANDING   SHARES VOTING YES     OUTSTANDING SHARES
                          -------------------  ------------------    -----------------
Tax-Exempt                     6,301,161           4,188,027               66.5%
Government                     4,341,156           2,187,586               50.4%
S&P 100 Plus                   4,071,497           3,073,526               75.5%
Dividend Achievers             1,583,568           1,201,292               75.9%
Select Value                     792,131             642,226               81.1%
PSE Tech 100                   2,622,915           1,981,515               75.6%


                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                              TAX-EXEMPT PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1998 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL                                                                                S&P            MOODY'S
     AMOUNT                          DESCRIPTION                                          RATING            RATING         VALUE
                                                                                                (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
LONG-TERM TAX-EXEMPT SECURITIES -- 99.4%
ALABAMA -- 2.0%
  $1,190,000     Alabama Agricultural and Mechanical University Revenue Bonds,              AAA              Aaa      $  1,173,638
                 5.00%, due 11-01-2016

ARKANSAS -- 4.0%
   2,270,000     City of Conway, Arkansas, Sales and Use Tax Capital Improvement            AAA               NR         2,343,775
                 Bonds, Series 1997A, 5.35%, due 12-01-2017

COLORADO -- 3.4%
   1,000,000     Centennial Water and Sanitation District, Douglas County, Colorado,        AAA              Aaa         1,012,500
                 Water and Sewer Revenue Refunding Bonds, Series 1997A, 5.125%,
                 due 12-01-2017

   1,000,000     Colorado Water Resources and Power Development Authority,                   NR              Aaa           977,500
                 Drinking Water Revenue Bonds, 1998 Series A, 5.00%,
                 due 09-01-2019

FLORIDA -- 1.7%
   1,000,000     State of Florida, Full Faith and Credit State Board of Education, Public   AA+              Aa2           975,000
                 Education Capital Outlay Bonds, 1996 Series B, 4.875%,
                 due 06-01-2018

IDAHO -- 1.7%
   1,000,000     Boise State University, Idaho, Revenue Refunding and Improvement           AAA               NR           986,250
                 Bonds - Student Fee, 5.00%, due 04-01-2023

ILLINOIS -- 7.1%
   3,000,000     Chicago School Reform Board of Trustees Board of Education,                AAA              Aaa         2,992,500
                 Chicago, Illinois, Unlimited Tax GO (Dedicated Tax Revenue) Series
                 1997A, 5.25%, due 12-01-2022

+  1,000,000     Community Unit School District #220 (Barrington) Lake, Cook, Kane          AAA              Aaa         1,156,250
                 and Mchenry Counties, Illinois, General Obligation School Bonds,
                 Series 1998, 6.30%, due 12-01-2017

INDIANA -- 6.8%
   1,000,000     Hamilton Southeastern Consolidated School Building Corporation,            AAA              Aaa         1,022,500
                 (Hamilton County, Indiana), First Mortgage Bonds, Series 1996, 5.25%,
                 due 01-15-2017

   1,500,000     Indiana State Office Building Commission, Capitol Complex Revenue          AAA              Aaa         1,914,375
                 Bonds, Series 1990A (Senate Avenue Parking Facility), 7.40%,
                 due 07-01-2015

   1,000,000     West Lafayette, Indiana, High School Building Corporation Revenue          AAA              Aaa           990,000
                 Refunding Bonds, First Mortgage, 5.250%, due 07-15-2019

KANSAS -- 7.6%
   2,500,000     Kansas State Development Finance Authority Revenue Bonds, Water            AA+              Aa1         2,443,750
                 Pollution Control Revolving Fund-II, 5.00%, due 05-01-2020

   2,000,000     City of Topeka, Kansas, Water and Water Pollution Control Utility           NR              Aaa         1,992,500
                 Revenue Bonds, Series 1998B, 5.05%, due 08-01-2018

KENTUCKY -- 1.7%
   1,000,000     Lexington-Fayette Urban County Government, Kentucky, University of          NR              Aaa           980,000
                 Kentucky Alumni Association Revenue Refunding Bonds, 5.00%,
                 due 11-01-2020

LOUISIANA -- 6.8%
   1,000,000     Louisiana Public Facilities Authority Revenue Refunding Bonds,             AAA              Aaa           985,000
                 Dillard University Project, 5.00%, due 02-01-2018

   2,000,000     Public Improvement Bonds, Issue of 1998-A, City of New Orleans,            AAA              Aaa         1,987,500
                 Louisiana, 5.125%, due 12-01-2018

   1,000,000     Parishwide School District of the Parish of Orleans, State of Louisiana,    NR              Aaa           990,000
                 General Obligation School Bonds, Series 1998A, 5.125%,
                 due 09-10-2022

MASSACHUSETTS -- 5.2%
   1,000,000     Massachusetts Bay Transportation Authority, General Transportation         AAA              Aaa           997,500
                 System Revenue Bonds, Series B, 5.25%, due 03-01-2026

   1,100,000     Massachusetts State Water Pollution Abatement Trust-MWRA Loan               AA              Aa1         1,087,625
                 Program Revenue Bonds, Series A, 5.00%, due 08-01-2015

   1,000,000     Town of North Andover, Massachusetts, General Obligation Municipal         AAA              Aaa           953,750
                 Purpose Loan of 1998 Bonds, 4.75%, due 01-15-2018

MICHIGAN -- 8.7%
   1,000,000     Baldwin, Michigan, Community School, General Obligation-Unlimited,          NR              Aaa         1,001,250
                 5.20%, due 05-01-2023

   1,000,000     Caledonia Community Schools, Counties of Kent, Allegan and Barry,          AAA              Aaa         1,026,250
                 State of Michigan, 1993 Refunding Bonds (General Obligation-
                 Unlimited Tax), 5.50%, due 05-01-2022

   1,000,000     Dexter Community Schools, Counties of Washtenaw and Livingston,            AAA              Aaa           990,000
                 State of Michigan, 1998 School Building and Site Bonds, (Unlimited
                 Tax GO), 5.00%, due 05-01-2023

   1,000,000     School District of the City of Ferndale, County of Oakland, State of       AAA              Aaa         1,018,750
                 Michigan, 1995 School Building &  Site and Refunding Bonds
                 (Unlimited Tax General Obligation), 5.375%, due 05-01-2016

   1,000,000     Lake Orion Community School District, County of Oakland, State of          AAA              Aaa           992,500
                 Michigan, 1998 School Building and Site Bonds (GO-Unlimited Tax),
                 5.125%, due 05-01-2023

MINNESOTA -- 3.4%
   1,000,000     Independent School District 728, Elk River, Minnesota, General              NR              Aaa         1,027,500
                 Obligation School Building Bonds, Series 1997, (MInnesota School
                 District Credit Enhancement Program), 5.375%, due 02-02-2017

   1,000,000     Minnesota Public Facilities Authority, Water Pollution Control Revenue     AAA              Aaa           961,250
                 Bonds, Series 1998A, 4.750%, due 03-01-2019

MISSISSIPPI -- 3.4%
   1,000,000     Mississippi Development Special Obligation Revenue Bonds, (DeSoto          AAA              Aaa           986,250
                 County Convention Center Project), 5.00%, due 11-01-2017

   1,000,000     Certificates of Participation (East Mississippi Correctional Facility      AAA              Aaa           985,000
                 Project), Series 1997, Payments under Lease/Purchase Agreement,
                 5.0%, due 01-01-2018

MISSOURI -- 3.0%
   1,750,000     Missouri State Environmental Improvement & Energy Resource                  NR              Aa1         1,760,937
                 Authority, Water Pollution Control Revolving Fund, Series E, 5.125%,
                 due 01-01-2019

NEW HAMPSHIRE -- 2.4%
   1,355,000     Town of Hudson, New Hampshire, General Obligation Bonds                     NR              Aa3         1,377,019
                 Unlimited Tax, 5.250%, due 03-15-2028

NEW JERSEY -- 3.5%
   1,000,000     Camden County, New Jersey, Municipal Utilities Authority Sewer             AAA              Aaa         1,018,750
                 Revenue Refunding Bonds County Agreement, 5.20%, due 07-15-2015

   1,000,000     New Jersey Educational Facilities Authority, Princeton University          AAA              Aaa           985,000
                 Revenue Bonds, 1998 Series E, 5.00%, due 07-01-2024

NEW MEXICO -- 1.8%
+ $1,000,000     Bernalillo County, New Mexico, Gross Receipts Tax Revenue                   AA              Aa3         1,035,000
                 Refunding Bonds, 5.25%, due 04-01-2027

NEW YORK -- 1.7%
   1,000,000     Orange County, New York, General Obligation Bonds, Various                  NR              Aa2         1,003,750
                 Purposes Serial Bonds-1997, 5.125%, due 09-01-2016

NORTH DAKOTA -- 2.4%
   1,370,000     Fargo School District Building Authority, Cass County, North Dakota,        NR              Aaa         1,381,987
                 First Mortgage Revenue Bonds, Series 1997B, 5.20%, due 05-01-2017

OHIO -- 4.3%
   1,000,000     State of Ohio (Ohio Building Authority) Workers' Compensation              AA-               A2           971,250
                 Facilities Bonds (William Green Building) 1993 Series A, 4.75%,
                 due 04-01-2014

   1,500,000     State of Ohio Higher Educational Facility Revenue Bonds (Cash               AA              Aa3         1,501,875
                 Western Reserve University 1997 Series C), 5.125%, 10-01-2017

OKLAHOMA -- 1.9%
   1,000,000     Tulsa Industrial Authority Revenue and Refunding Bonds, (The               AAA              Aaa         1,128,750
                 University of Tulsa), Series 1996A, 6.00%, due 10-01-2016

PENNSYLVANIA -- 5.2%
   2,000,000     County of Beaver, Pennsylvania, General Obligation Bonds, Series of         NR              Aaa         2,005,000
                 1997, 5.150%, due 10-01-2017

   1,000,000     The Harrisburg Authority, Dauphin County, Pennsylvania, Tax-Exempt         AAA               NR         1,043,750
                 Revenue Bonds, (The City of Harrisburg Project), Series II of 1997,
                 5.625%, due 09-15-2017

TENNESSEE -- 2.9%
   1,700,000     Shelby County, Tennessee, General Obligation Refunding Bonds, 1998         AA+              Aa2         1,680,875
                 Series A, 5.10%, due 03-01-2022

TEXAS -- 3.3%
   2,000,000     Port of Port Arthur Navigation District of Jefferson County, Texas,        AAA              Aaa         1,937,500
                 Unlimited Tax Refunding Bonds, Series 1998, 4.875%, due 03-01-2017

VIRGINIA -- 1.7%
   1,000,000     City of Richmond, Virginia, Public Utility Revenue and Refunding            A+               A1         1,003,750
                 Bonds, Series 1998A, 5.25%, due 01-15-2018

WASHINGTON -- 1.8%
   1,000,000     City of Tacoma, Washington, Water System Revenue Bonds, 1997,              AAA              Aaa         1,020,000
                 5.25%, due 12-01-2017                                                                                ------------

Total Long-Term Tax-Exempt Securities (Cost $57,513,861)                                                                57,805,856

SHORT-TERM TAX-EXEMPT SECURITIES -- 1.3%
MONEY MARKET
     755,000     Firstar Tax-Exempt Money Market Fund                                                                      755,000
                                                                                                                      ------------
Total Short-Term Investments                                                                                               755,000
                                                                                                                      ------------
Total Investments                                                                                                      $58,560,856
                                                                                                                      ------------
                                                                                                                      ------------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                              GOVERNMENT PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------------
     PRINCIPAL                                                            INTEREST                                       MARKET
       AMOUNT         DESCRIPTION                                           RATE               MATURITY                  VALUE
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 98.2%
U.S. GOVERNMENT OBLIGATIONS -- 92.6%
   $  2,520,000    U.S. Treasury Note                                      7.125%              02-29-2000             $  2,588,913
      4,950,000    U.S. Treasury Note                                      5.750%              11-30-2002                4,991,763
      6,000,000    U.S. Treasury Note                                     11.125%              08-15-2003                7,471,872
      7,350,000    U.S. Treasury Note                                      7.875%              11-15-2004                8,257,262
      4,575,000    U.S. Treasury Bond                                     10.750%              08-15-2005                5,953,219
      7,130,000    U.S. Treasury Note                                      6.250%              02-15-2007                7,470,899
                                                                                                                       -----------
Total U.S. Government Obligations                                                                                       36,733,928
                                                                                                                       -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION POOLS -- 5.6%
        515,345    Pool #407884                                            7.000%              09-15-2025                  524,044
        444,350    Pool #420853                                            7.000%              01-15-2026                  451,850
        724,735    Pool #422688                                            7.000%              05-15-2026                  736,968
        508,996    Pool #451586                                            7.000%              08-15-2027                  517,588
                                                                                                                       -----------
Total Agency Obligations                                                                                                 2,230,450
                                                                                                                       -----------
Total U.S. Government and Agency Obligations (Cost $38,992,491)                                                         38,964,378
                                                                                                                       -----------
SHORT-TERMINVESTMENTS -- 0.2%
MONEYMARKET -- 0.2%
         99,000    Firstar Government Trust                                                                                 99,000
                                                                                                                       -----------
Total Short-Term Investments                                                                                                99,000
                                                                                                                       -----------
Total Investments                                                                                                      $39,063,378
                                                                                                                       -----------
                                                                                                                       -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                             S&P 100 PLUS PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1998 (UNAUDITED)

-------------------------------------------------------------------------------
                                                           NUMBER       MARKET
                                                          OF SHARES      VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 98.0%
BASIC INDUSTRIES -- 4.3%
       Aluminum Company of America                        5,300     $  349,469
*<F21> Bethlehem Steel Corporation                        3,400         42,288
       Boise Cascade Corporation                          1,466         48,011
       Champion International                             2,900        142,644
       Dow Chemical Company                               6,950        671,978
       Homestake Mining Company                           6,800         70,550
       International Paper Company                        9,700        417,100
       Monsanto Company                                  19,500      1,089,562
       Weyerhaeuser Company                               6,100        281,744
       Dupont (E.I.) de Nemours and Company              36,900      2,753,662
                                                                   -----------
                                                                     5,867,008
                                                                   -----------
CONSUMER DURABLES -- 3.4%
       Black &Decker Corporation                          2,900        176,900
       Brunswick Corporation                              3,000         74,250
       Chrysler Corporation                              20,500      1,155,688
       Ford Motor Company                                37,200      2,194,800
       General Motors Corporation                        16,000      1,069,000
                                                                   -----------
                                                                     4,670,638
                                                                   -----------
CONSUMER NONDURABLES -- 11.5%
       Avon Products, Inc.                                4,100        317,750
       Coca-Cola Company                                 76,300      6,523,650
       Colgate-Palmolive Company                          9,400        827,200
       Eastman Kodak Company                             10,700        781,769
       Heinz (H.J.) Company                              11,700        656,662
       International Flavors & Fragrances Inc.            3,350        145,516
       PepsiCo, Inc.                                     48,200      1,985,237
       Polaroid Corporation                               1,400         49,788
       Procter & Gamble Company                          44,500      4,052,281
       Ralston Purina Group                               3,200        373,800
                                                                   -----------
                                                                    15,713,653
                                                                   -----------
CONSUMER SERVICE -- 7.9%
       Walt Disney Company                               22,600      2,374,412
*<F21> Harrah's Entertainment, Inc.                       3,150         73,238
*<F21> Kmart Corporation                                 16,300        313,775
       Limited (The), Inc.                                8,239        272,917
       May Department Stores Company                      7,500        491,250
       McDonald's Corporation                            22,300      1,538,700
       Sears, Roebuck &Co.                               13,000        793,812
       Tandy Corporation                                  3,100        164,494
*<F21> Toys "R" Us, Inc.                                  9,325        219,720
       Wal-Mart Stores, Inc.                             74,600      4,531,950
                                                                   -----------
                                                                    10,774,268
                                                                   -----------
CAPITAL GOODS -- 10.9%
       Allegheny Teledyne Inc.                            6,292        143,930
       The Boeing Company                                39,312      1,751,841
       Fluor Corporation                                  2,600        132,600
       General Dynamics Corporation                       3,800        176,700
       General Electric Company                         108,200      9,846,200
       Minnesota Mining & Manufacturing Company          13,300      1,093,094
       Raytheon Company, Class B Shares                  11,200        662,200
       Rockwell International Corporation                 6,200        297,987
       United Technologies Corporation                    7,300        675,250
                                                                   -----------
                                                                    14,779,802
                                                                   -----------
ENERGY -- 9.3%
       Amoco Corporation                                 31,400      1,307,025
*<F22> Atlantic Richfield Company                        10,300        804,688
       Baker Hughes Incorporated                          5,460        188,711
       Coastal Corporation                                3,200        223,400
       Exxon Corporation                                 81,000      5,776,312
       Halliburton Company                                8,100        360,956
       Mobil Corporation                                 28,800      2,206,800
       Occidental Petroleum Corporation                  11,600        313,200
       Schlumberger Limited                              15,500      1,058,844
       Williams Companies, Inc.                          13,600        459,000
                                                                   -----------
                                                                    12,698,936
                                                                   -----------
FINANCIAL -- 11.6%
       American International Group, Inc.                22,764      3,323,544
       American Express Company                          18,500      2,109,000
       American General Corporation                       8,200        583,738
       BankAmerica Corporation                           27,800      2,402,962
       CIGNA Corporation                                  6,800        469,200
       Citicorp                                          14,900      2,223,825
       First Chicago NBD Corp.                            9,225        817,566
       Hartford Financial Services Group                  3,600        411,750
       Merrill Lynch &Co., Inc.                          12,000      1,107,000
       NationsBank Corporation                           31,500      2,409,750
                                                                   -----------
                                                                    15,858,335
                                                                   -----------
HEALTH CARE -- 10.5%
       Baxter International Inc.                          9,300        500,456
       Bristol-Myers Squibb Company                      32,920      3,783,743
       Columbia/HCA Healthcare Corporation               20,500        597,063
       Johnson &Johnson                                  44,400      3,274,500
       Mallinckrodt, Inc.                                 2,300         68,281
       Merck &Co., Inc.                                  40,000      5,350,000
       Pharmacia & Upjohn, Inc.                          16,560        763,830
                                                                   -----------
                                                                    14,337,873
                                                                   -----------
TECHNOLOGY -- 20.8%
       AMP Incorporated                                   6,750        232,031
*<F21> Ceridian Corporation                               2,100        123,375
*<F21> Cisco Systems, Inc.                               40,150      3,696,309
       Computer Sciences Corporation                      5,100        326,400
*<F21> FDX Corporation                                    4,500        282,375
       Harris Corporation                                 2,400        107,250
       Hewlett-Packard Company                           33,500      2,005,812
       Honeywell Inc.                                     3,900        325,894
       International Business Machines Corporation       31,500      3,616,594
       Intel Corporation                                 61,200      4,536,450
*<F21> Microsoft Corporation                             82,800      8,973,450
*<F21> National Semiconductor Corporation                 5,300         69,894
       Northern Telecom Limited                          17,300        981,775
*<F21> Oracle Corporation                                31,225        766,964
       Tektronix, Inc.                                    1,500         53,063
       Texas Instruments Inc.                            12,600        734,737
*<F21> Unisys Corporation                                 7,900        223,175
       Xerox Corporation                                 12,891      1,310,048
                                                                   -----------
                                                                    28,365,596
                                                                   -----------
TRANSPORTATION -- 0.8%
       Burlington Northern Santa Fe Corporation           4,700        461,481
       Delta Air Lines, Inc.                              2,200        284,350
       Norfolk Southern Corporation                      12,400        369,675
                                                                   -----------
                                                                     1,115,506
                                                                   -----------
UTILITIES -- 7.0%
       AT&T Corp.                                        53,992      3,084,293
       American Electric Power Company, Inc.              5,700        258,638
       Ameritech Corporation                             36,100      1,619,987
       Bell Atlantic Corporation                         51,382      2,344,304
       Entergy Corporation                                7,600        218,500
       MCICommunications Corporation                     18,900      1,098,562
       Southern Company                                  22,600        625,738
       Unicom Corporation                                 7,100        248,944
                                                                   -----------
                                                                     9,498,966
                                                                   -----------
Total Common Stocks (Cost $65,655,182)                             133,680,581
                                                                   -----------
SHORT-TERM INVESTMENTS -- 1.7%
MONEY MARKET
       Firstar Institutional Money Market Fund       $2,383,000      2,383,000
                                                                   -----------
Total Short-Term Investments                                         2,383,000
                                                                   -----------
Total Investments                                                 $136,063,584
                                                                   -----------
                                                                   -----------
FUTURES CONTRACTS
       S&P 500 Index Future expires September, 1998           9      2,571,750
                                                                   -----------
Total Futures Contracts (Cost $2,480,972)                            2,571,750
                                                                   -----------

*<F21> Non-income producing
+<F22> Segregated as collateral against futures

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                          DIVIDEND ACHIEVERS PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER        MARKET
                                                        OF SHARES      VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 97.5%
CONSUMER NONDURABLES -- 16.7%
       Coca-Cola Company                                 10,000     $  855,000
       Gillette Company                                  35,200      1,995,400
       Kimberly-Clark Corporation                        21,600        990,900
       Mattel, Inc.                                      15,000        634,688
       PepsiCo, Inc.                                     37,000      1,523,937
       Sherwin-Williams Company                          31,400      1,040,125
                                                                   -----------
                                                                     7,040,050
                                                                   -----------
CONSUMER SERVICE -- 12.3%
       Walt Disney Company                               10,000      1,050,625
       McDonald's Corporation                            21,600      1,490,400
       McGraw-Hill Companies, Inc.                        8,500        693,281
       Walgreen Co.                                      48,000      1,983,000
                                                                   -----------
                                                                     5,217,306
                                                                   -----------
CONSUMER NONCYCLICAL -- 3.3%
       Becton, Dickinson &Company                        18,000      1,397,250
                                                                   -----------
                                                                     1,397,250
                                                                   -----------
CAPITAL GOODS -- 10.7%
       Avery-Dennison Corporation                        28,400      1,526,500
       General Electric Company                          24,000      2,184,000
       Minnesota Mining &  Manufacturing Company         10,000        821,875
                                                                   -----------
                                                                     4,532,375
                                                                   -----------
ENERGY -- 10.0%
       Mobil Corporation                                 14,400      1,103,400
       Royal Dutch Petroleum Company                     24,000      1,315,500
       Williams Companies, Inc.                          54,000      1,822,500
                                                                   -----------
                                                                     4,241,400
                                                                   -----------
FINANCIAL -- 14.7%
       Banc One Corporation                              11,000        613,938
       BankAmerica Corporation                           20,000      1,728,750
       Federal Home Loan Mortgage Corporation            16,000        753,000
       Federal National Mortgage Association             30,000      1,822,500
       Jefferson-Pilot Corporation                       22,500      1,303,593
                                                                   -----------
                                                                     6,221,781
                                                                   -----------
HEALTH CARE -- 10.9%
       Johnson & Johnson                                 21,600      1,593,000
       Merck &Co., Inc.                                  12,000      1,605,000
       Pfizer,Inc.                                       13,000      1,412,938
                                                                   -----------
                                                                     4,610,938
                                                                   -----------
INDUSTRIAL -- 3.2%
       Illinois Tool Works, Inc.                         20,000      1,333,750
                                                                   -----------
                                                                     1,333,750
                                                                   -----------
TECHNOLOGY -- 11.1%
       Diebold, Inc.                                     18,562        535,977
       Harris Corporation                                12,000        536,250
       Hewlett-Packard Company                           20,000      1,197,500
       Intel Corporation                                 16,200      1,200,825
       Johnson Controls, Inc.                             9,000        514,688
       Xerox Corporation                                  7,000        711,375
                                                                   -----------
                                                                     4,696,615
                                                                   -----------
UTILITIES -- 4.6%
       SBC Communications, Inc.                          21,600        864,000
       Sprint Corporation                                15,000      1,057,500
                                                                   -----------
                                                                     1,921,500
                                                                   -----------
Total Common Stocks (Cost $17,946,999)                              41,212,965
                                                                   -----------
SHORT-TERM INVESTMENTS -- 2.6%
MONEYMARKET
       Firstar Institutional Money Market Fund        1,080,000      1,080,000
                                                                   -----------
Total Short-Term Investments                                         1,080,000
                                                                   -----------
Total Investments                                                  $42,292,965
                                                                   -----------
                                                                   -----------

*<F20> Non-income producing


                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                             SELECT VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         NUMBER        MARKET
                                                        OF SHARES      VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 91.6%
AUTOS & TRANSPORTATION -- 2.7%
*<F23> Covenant Transport, Inc., Class A                  7,900      $ 154,050
*<F23> Dura Automotive Systems, Inc.                      4,500        144,563
                                                                   -----------
                                                                       298,613
                                                                   -----------
CONSUMER DISCRETIONARY -- 19.3%
*<F23> Alternative Resources Corporation                 13,800        170,775
*<F23> Brylane Inc.                                       2,700        124,200
*<F23> CDI Corp.                                          2,700         72,225
       Claire's Stores, Inc.                             11,000        225,500
       Fingerhut Companies, Inc.                         10,700        353,100
*<F23> Gildan Activewear, Inc. Class A
         Subordinate Voting Shares                       14,400         93,600
       Harman International Industries, Inc.              2,600        100,100
       Kellwood Co                                        3,300        117,975
       Libbey, Inc.                                       4,200        160,912
*<F23> United Stationers                                  4,900        317,275
*<F23> World Color Press, Inc.                            6,300        220,500
*<F23> Zale Corporation                                   5,800        184,512
                                                                   -----------
                                                                     2,140,674
                                                                   -----------
CONSUMER STAPLES -- 3.9%
       First Brands Corporation                          11,200        287,000
       International Multifoods Corporation               5,300        145,750
                                                                   -----------
                                                                       432,750
                                                                   -----------
ENERGY -- 3.0%
*<F23> Newfield Exploration Company                       9,000        223,875
*<F23> Swift Energy Company                               7,240        115,388
                                                                   -----------
                                                                       339,263
                                                                   -----------
FINANCIAL -- 22.0%
       American General Hospitality Corporation          11,600        246,500
       American Heritage Life Investment
         Corporation                                      6,800        157,250
       CMACInvestment Corporation                         3,900        239,850
       Enhance Financial Services Group Inc.              9,800        330,750
*<F23> FIRSTPLUS Financial Group, Inc.                    4,400        158,400
       Fremont General Corporation                        4,100        222,169
       HCCInsurance Holdings, Inc.                       10,100        222,200
*<F23> Highlands Insurance Group, Inc.                    4,900         90,650
       Horace Mann Educators Corporation                  6,100        210,450
       Parkway Properties, Inc.                           4,200        123,900
       Peoples Heritage Financial Group, Inc.            10,200        240,975
       Prentiss Properties Trust                          8,200        199,362
                                                                   -----------
                                                                     2,442,456
                                                                   -----------
HEALTH CARE -- 11.6%
       Arrow International, Inc.                          5,800        159,138
       DENTSPLY International, Inc.                       6,500        162,500
       Integrated Health Services, Inc.                   7,400        277,500
*<F23> Marquette Medical Systems, Inc.                   12,000        307,874
*<F23> Sola International, Inc.                           4,000        130,750
*<F23> Trigon Healthcare, Inc.                            7,100        256,931
                                                                   -----------
                                                                     1,294,693
                                                                   -----------
MATERIALS & PROCESSING -- 4.8%
       Hughes Supply, Inc.                                3,000        109,875
*<F23> International Specialty Products, Inc.  .         11,400        212,325
*<F23> Wolverine Tube, Inc.                               5,700        216,600
                                                                   -----------
                                                                       538,800
                                                                   -----------
PRODUCER DURABLES -- 13.2%
       Beldon Inc.                                        3,200         98,000
*<F23> Coltec Industries, Inc.                           10,100        200,737
*<F23> DeCrane Aircraft Holdings, Inc.                    9,100        158,113
       General Cable Corp.                               11,000        317,625
*<F23> MagneTek, Inc.                                    13,100        206,325
       Pentair Inc.                                       7,400        314,500
*<F23> TriStar Aerospace Co.                             11,100        172,050
                                                                   -----------
                                                                     1,467,350
                                                                   -----------
TECHNOLOGY -- 11.1%
*<F23> Anixter International, Inc.                       13,700        261,156
*<F23> Artesyn Technologies, Inc.                        15,600        249,600
*<F23> CHS Electronics, Inc.                             12,000        214,500
*<F23> Coherent, Inc.                                    12,600        216,168
*<F23> DII Group, Inc.                                    9,800        167,213
*<F23> International Manufacturing Services, Inc.        18,400        124,200
                                                                   -----------
                                                                     1,232,837
                                                                   -----------
Total Common Stocks (Cost $9,489,078)                               10,187,436
                                                                   -----------
SHORT-TERM INVESTMENTS -- 8.6%
DEMAND NOTES -- 7.2%
       American Family Financial Services, Inc.        $100,000        100,000
       General Mills, Inc.                              400,000        400,000
       Johnson Controls, Inc.                           300,000        300,000
                                                                   -----------
                                                                       800,000
                                                                   -----------
MONEY MARKET -- 1.4%
       Firstar Institutional Money Market Fund          160,000        160,000
                                                                   -----------
                                                                       160,000
                                                                   -----------
Total Short-Term Investments                                           960,000
                                                                   -----------
Total Investments                                                  $11,147,436
                                                                   -----------
                                                                   -----------

*<F23>Non-income producing

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                          PSE TECH 100 INDEX PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1998 (UNAUDITED)


--------------------------------------------------------------------------------
                                                         NUMBER        MARKET
                                                        OF SHARES      VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.3%
BIOTECHNOLOGY --7.3%
*<F24> Amgen, Inc.                                       10,700     $  699,513
*<F24> Biogen, Inc.                                      10,700        524,300
*<F24> Centocor, Inc.                                    10,700        387,875
*<F24> Chiron Corporation                                10,700        167,856
*<F24> Genentech, Inc.                                   10,700        726,262
*<F24> Immunex Corporation                               10,700        708,875
                                                                   -----------
                                                                     3,214,681
                                                                   -----------
CAD/CAM -- 3.1%
       Autodesk, Inc.                                    10,700        413,287
*<F24> Evans &Sutherland Computer Corporation            10,700        269,506
*<F24> Intergraph Corporation                            10,700         91,619
*<F24> Mentor Graphics Corporation                       10,700        113,019
*<F24> Synopsys, Inc.                                    10,700        489,525
                                                                   -----------
                                                                     1,376,956
                                                                   -----------
DATA COMMUNICATIONS -- 13.4%
*<F24> 3Com Corporation                                  10,700        328,356
*<F24> Adaptec, Inc.                                     10,700        153,144
*<F24> ADC Telecommunications, Inc.                      10,700        390,884
*<F24> Ascend Communications                             10,700        530,319
*<F24> Bay Networks, Inc.                                10,700        345,075
*<F24> Cabletron Systems, Inc.                           10,700        143,781
*<F24> Cisco Systems, Inc.                               10,700        985,069
*<F24> DSCCommunications Corporation                     10,700        321,000
       Lucent Technologies                               10,700        890,106
*<F24> Newbridge Networks Corporation                    10,700        256,131
       Scientific - Atlanta, Inc.                        10,700        271,513
*<F24> Standard Microsystems Corporation                 10,700         94,294
       Symbol Technologies, Inc.                         10,700        403,925
*<F24> Tellabs, Inc.                                     10,700        766,387
                                                                   -----------
                                                                     5,879,984
                                                                   -----------
DATA STORAGE AND PROCESSING -- 2.7%
*<F24> Applied Magnetics Corporation                     10,700         81,588
*<F24> Exabyte Corporation                               10,700         89,277
*<F24> Komag, Incorporated                               10,700         57,178
*<F24> Quantum Corporation                               10,700        222,025
*<F24> Seagate Technology, Inc.                          10,700        254,794
*<F24> Storage Technology Corporation                    10,700        464,112
                                                                   -----------
                                                                     1,168,974
                                                                   -----------
ELECTRONIC EQUIPMENT -- 2.6%
       AMP Incorporated                                  10,700        367,812
       Linear Technologies                               10,700        645,344
       Sensormatic Electronics Corporation               10,700        149,800
                                                                   -----------
                                                                     1,162,956
                                                                   -----------
INFORMATION PROCESSING -- 12.8%
       America Online, Inc.                              10,700      1,134,200
       Automatic Data Processing, Inc.                   10,700        779,762
*<F24> Ceridian Corporation                              10,700        628,625
       Computer Sciences Corporation                     10,700        684,800
       Comsat Corporation                                10,700        302,944
       Electronic Data Systems                           10,700        428,000
*<F24> Yahoo!, Inc.                                      10,700      1,685,250
                                                                   -----------
                                                                     5,643,581
                                                                   -----------
LARGE DIVERSIFIED COMPUTER MANUFACTURING -- 3.5%
+<F25> International Business
         Machines Corporation                            10,700      1,228,494
*<F24> Unisys Corporation                                10,700        302,275
                                                                   -----------
                                                                     1,530,769
                                                                   -----------
MEDICAL TECHNOLOGY -- 9.1%
*<F24> Acuson Corporation                                10,700        194,606
       Biomet, Inc.                                      10,700        353,769
*<F24> Boston Scientific Corporation                     10,700        766,388
*<F24> Coherent, Inc.                                    10,700        183,571
*<F24> Genzyme Corporation                               10,700        273,519
       HBO & Company                                     10,700        377,175
       Medtronic, Inc.                                   10,700        682,125
       Shared Medical Systems Corporation                10,700        785,781
*<F24> St. Jude Medical, Inc.                            10,700        393,894
                                                                   -----------
                                                                     4,010,828
                                                                   -----------
MICRO COMPUTER MANUFACTURERS -- 6.6%
*<F24> Apple Computer, Inc.                              10,700        306,956
       Compaq Computer Corporation                       10,700        303,613
*<F24> Data General Corporation                          10,700        159,831
*<F24> Dell Computer Corporation                         10,700        993,094
*<F24> Gateway 2000, Inc.                                10,700        541,687
*<F24> Micron Electronics, Inc.                          10,700        129,069
*<F24> Sun Microsystems, Inc.                            10,700        464,781
                                                                   -----------
                                                                     2,899,031
                                                                   -----------
MINI AND MAINFRAME COMPUTER MANUFACTURERS --3.4%
*<F24> EMC Corporation                                   10,700        479,494
       Hewlett-Packard Company                           10,700        640,662
*<F24> Silicon Graphics, Inc.                            10,700        129,737
*<F24> Stratus Computer, Inc.                            10,700        270,844
                                                                   -----------
                                                                     1,520,737
                                                                   -----------
OFFICE AUTOMATION EQUIPMENT -- 3.6%
       Harris Corporation                                10,700        478,156
       Xerox Corporation                                 10,700      1,087,388
                                                                   -----------
                                                                     1,565,544
                                                                   -----------
SEMICONDUCTOR CAPITAL EQUIPMENT MANUFACTURERS -- 3.7%
*<F24> Analog Devices, Inc.                              10,700        262,819
*<F24> Applied Materials, Inc.                           10,700        315,650
*<F24> KLA Instruments Corporation                       10,700        296,256
*<F24> Kulicke &Soffa Industries, Inc.                   10,700        181,900
*<F24> Lam Research Corporation                          10,700        204,638
*<F24> Novellus Systems, Inc.                            10,700        381,856
                                                                   -----------
                                                                     1,643,119
                                                                   -----------
SEMICONDUCTOR MANUFACTURERS -- 6.9%
*<F24> Advanced Micro Devices, Inc.                      10,700        182,569
*<F24> Cypress Semiconductor Corporation                 10,700         88,944
       Intel Corporation                                 10,700        793,137
*<F24> Micron Technology, Inc.                           10,700        265,494
       Motorola, Inc.                                    10,700        562,419
*<F24> National Semiconductor Corporation                10,700        141,106
       Texas Instruments Inc.                            10,700        623,944
*<F24> Xilinx, Inc.                                      10,700        363,800
                                                                   -----------
                                                                     3,021,413
                                                                   -----------
SOFTWARE PRODUCTS -- 10.4%
       Adobe Systems, Inc.                               10,700        454,081
*<F24> BMC Software, Inc.                                10,700        555,731
*<F24> Cadence Design Systems, Inc.                      10,700        334,375
       Computer Associates International, Inc.           10,700        594,519
*<F24> Informix Corporation                              10,700         84,596
*<F24> Imprise Corporation                               10,700         78,913
*<F24> Microsoft Corporation                             10,700      1,159,612
*<F24> Novell, Inc.                                      10,700        136,425
*<F24> Oracle Corporation                                10,700        262,819
*<F24> PeopleSoft, Inc.                                  10,700        502,900
*<F24> Sybase, Inc.                                      10,700         74,565
*<F24> Symantec Corporation                              10,700        279,537
*<F24> System Software Associates, Inc.                  10,700         76,238
                                                                   -----------
                                                                     4,594,311
                                                                   -----------
TEST, ANALYSIS, AND INSTRUMENTATION EQUIPMENT -- 8.2%
       General Signal Corporation                        10,700        385,200
       Honeywell Inc.                                    10,700        894,119
       Millipore Corporation                             10,700        291,575
       Perkin-Elmer Corporation                          10,700        665,406
       Tektronix, Inc.                                   10,700        378,513
*<F24> Teradyne, Inc.                                    10,700        286,225
*<F24> Thermo Instrument Systems, Inc.                   10,700        280,875
       Varian Associates, Inc.                           10,700        417,300
                                                                   -----------
                                                                     3,599,213
                                                                   -----------
Total Common Stocks (Cost $38,542,460)                              42,832,097
                                                                   -----------
SHORT-TERM INVESTMENTS -- 1.4%
MONEY MARKET
       Firstar Institutional Money
         Market Fund                                   $638,000        638,000
                                                                   -----------
Total Short-Term Investments                                           638,000

                                                                   -----------
TOTAL INVESTMENTS                                                  $43,470,097
                                                                   -----------
                                                                   -----------
FUTURES CONTRACTS
       PSE Technology 100 Index,
         Expiring September, 1998                             7      1,225,000
                                                                   -----------
Total Futures Contracts (Cost $1,197,906)                            1,225,000
                                                                   -----------

*<F24>Non-income producing
+<F25>Segregated as collateral against futures

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Richard J. Glaisner, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   John Lauderdale, Vice President of Marketing
   S. Charles O'Meara, Secretary
   Marc Dion, Vice President

INVESTMENT ADVISORS
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095
   Skyline Asset Management
   311 South Wacker Drive, Suite 4500
   Chicago, Illinois 60606

DISTRIBUTOR, TRANSFER AND DIVIDEND
DISBURSING AGENT AND FUND ACCOUNTANT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

CUSTODIAN
   Firstar Trust Company
   615 East Michigan Street
   Milwaukee, Wisconsin 53202

COUNSEL
   Quarles & Brady
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

AUDITOR
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

"Standard & Poor's," "Standard & Poor's 100," "S&P," "100" are trademarks of Standard & Poor's Corporation and have been licensed for use by B.C. Ziegler and Company.

PSEis the service mark of the Pacific Stock Exchange Incorporated and has been licensed for use by B.C. Ziegler and Company.

This report has been prepared for the information of shareholders of Principal Preservation Portfolios, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

PP 344-8/98